2006

                         Management Information Circular
                                       and
                    Notice of Annual Meeting of Shareholders

                        INTERNATIONAL URANIUM CORPORATION

INTERNATIONAL URANIUM CORPORATION
(INCORPORATED UNDER THE LAWS OF ONTARIO)

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that an annual meeting (the "Meeting") of the shareholders of INTERNATIONAL URANIUM CORPORATION (the "Corporation") will be held at the Vancouver offices of the Corporation at Suite 2101, 885 West Georgia Street, Vancouver, British Columbia, on Thursday, February 2, 2006 at the hour of 10:00 a.m. (Vancouver time) for the following purposes:

1. to receive the consolidated financial statements of the Corporation for the year ended September 30, 2005 together with the report of the auditors thereon;

2. to appoint auditors to hold office until the next annual meeting, at a remuneration to be fixed by the board of directors of the Corporation;

3. to elect directors to hold office until the next annual meeting of the Corporation;

4.    to confirm amendments to By-Law No. 1 of the Corporation;

5. to consider any amendments to or variations of any matter identified in this Notice of Meeting; and

6. to transact such further and other business as may properly come before the Meeting or any and all adjournments thereof.

Accompanying this Notice of Meeting are: (i) a copy of the 2005 Annual Report, inclusive of the consolidated financial statements of the Corporation for the year ended September 30, 2005; (ii) a Management Information Circular (the "Circular"); (iii) an Instrument of Proxy and Notes thereto; and (iv) a reply card for use by shareholders who wish to receive the Corporation's interim financial statements. Reference is made to the Circular for details of the matters to be considered at the Meeting.

If you are a registered shareholder of the Corporation and are unable to attend the Meeting in person, please complete, sign, date and return the enclosed form of Proxy either in the addressed envelope enclosed to Proxy Department, Computershare Trust Company of Canada, 9th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1, or by fax to 1-866-249-7775. Proxies must be received not less than 48 hours (excluding Saturdays, Sundays and holidays) prior to the Meeting or any adjournment thereof.

If you are a non-registered shareholder of the Corporation and receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary. IF YOU ARE A NON-REGISTERED SHAREHOLDER AND DO NOT COMPLETE AND RETURN THE MATERIALS IN ACCORDANCE WITH SUCH INSTRUCTIONS, YOU MAY LOSE THE RIGHT TO VOTE AT THE MEETING, EITHER IN PERSON OR BY PROXY.

If you have any questions about the procedures required to qualify to vote at the Meeting or about obtaining, completing and depositing the required form of Proxy, you should contact Computershare Trust Company of Canada by telephone (toll free) at 1-800-663-9097 or by e-mail at caregistryinfo@computershare.com.

BY ORDER OF THE BOARD

(signed) David C. Frydenlund,
Corporate Secretary

Denver, Colorado
December 19, 2005

                        INTERNATIONAL URANIUM CORPORATION
                          2101-885 West Georgia Street
                         Vancouver, B.C. Canada V6C 3E8
                            Telephone: (604) 689-7842
                               Fax: (604) 689-4250

INTERNATIONAL URANIUM CORPORATION
(INCORPORATED UNDER THE LAWS OF ONTARIO)

                         MANAGEMENT INFORMATION CIRCULAR
            All dollar amounts in this Information Circular refer to
                 United States currency, unless otherwise noted.

SOLICITATION OF PROXIES

This management information circular (the "Circular") is furnished in connection with the solicitation by the management of International Uranium Corporation (the "Corporation") of proxies to be used at the annual meeting of the shareholders of the Corporation to be held at the Vancouver offices of the Corporation at Suite 2101, 885 West Georgia Street, Vancouver, British Columbia, on Thursday, February 2, 2006, at the hour of 10:00 o'clock in the forenoon (Vancouver time) and at any adjournments thereof (the "Meeting"). It is not intended to use the accompanying proxy for the purposes of voting on the consolidated financial statements of the Corporation and its subsidiaries prepared for the fiscal year ended September 30, 2005 and the reports of management and the auditors.

THIS SOLICITATION IS MADE BY THE MANAGEMENT OF THE CORPORATION. It is expected that the solicitation will be primarily by mail. Proxies may also be solicited personally or by telephone by officers, directors and regular employees of the Corporation without special compensation. No solicitation will be made by specifically engaged employees or soliciting agents. The cost of solicitation will be borne by the Corporation. Except as otherwise stated, the information contained herein is given as of December 19, 2005.

APPOINTMENT, REVOCATION AND VOTING OF PROXIES

THE PERSONS NAMED IN THE ENCLOSED FORM OF PROXY ARE DIRECTORS AND/OR OFFICERS OF THE CORPORATION. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON TO REPRESENT THE SHAREHOLDER AT THE MEETING OR ANY ADJOURNMENT THEREOF MAY DO SO EITHER BY INSERTING THE PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY OR BY COMPLETING ANOTHER PROPER FORM OF PROXY AND, IN EITHER CASE, DEPOSITING THE COMPLETED PROXY AT THE OFFICE OF COMPUTERSHARE TRUST COMPANY OF CANADA AT THE ADDRESS SPECIFIED IN THE PROXY NOT LESS THAN FORTY-EIGHT (48) HOURS (EXCLUDING SATURDAYS AND HOLIDAYS) BEFORE THE TIME OF THE MEETING, OR WITH THE CHAIRMAN OF THE MEETING PRIOR TO THE COMMENCEMENT OF THE MEETING.

SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES IN FAVOUR OF THE PERSONS DESIGNATED IN THE ENCLOSED FORM OF PROXY, IN THE ABSENCE OF ANY DIRECTION TO THE CONTRARY, WILL BE VOTED FOR: (I) THE ELECTION OF EACH OF MANAGEMENT'S NOMINEES FOR DIRECTORS AS SET OUT IN THIS CIRCULAR AS DIRECTORS OF THE CORPORATION; (II) THE REAPPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS AUDITORS OF THE CORPORATION AT A REMUNERATION TO BE FIXED BY THE BOARD OF DIRECTORS OF THE CORPORATION (THE "BOARD"); AND (III) AMENDMENTS TO CERTAIN PROVISIONS OF BY-LAW NO. 1 OF THE CORPORATION. Instructions with respect to voting will be respected by the persons designated in the enclosed form of proxy.

THE ENCLOSED FORM OF PROXY CONFERS DISCRETIONARY AUTHORITY ON THE PERSONS NAMED IN IT WITH RESPECT TO AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING OR OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. At the time of printing of this circular the management of the Corporation knows of no other matters to come before the Meeting other than the matters referred to in the notice of Meeting. However, if any other matters which are not now known to management should properly come before the Meeting, the shares represented by proxies in favour of management nominees will be voted on such matters in accordance with the best judgment of the proxy nominee.

REVOCATION OF PROXIES

A proxy given by a shareholder for use at the Meeting may be revoked at any time prior to its use. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the shareholder or by the shareholder's attorney authorized in writing or, if the shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting at which the proxy is to be used, or with the Chairman of the Meeting on the day of the Meeting, and upon either of such deposits the proxy is revoked. The registered office of the Corporation is located at: Scotia Plaza, Suite 2100, 40 King St. West, Toronto, Ontario, Canada, M5H 3C2. ONLY REGISTERED SHAREHOLDERS HAVE THE RIGHT TO REVOKE A PROXY. NON-REGISTERED HOLDERS WHO WISH TO CHANGE THEIR VOTE MUST, AT LEAST 7 DAYS BEFORE THE MEETING, ARRANGE FOR THEIR RESPECTIVE INTERMEDIARIES TO REVOKE THE PROXY ON THEIR BEHALF.

                        INTERNATIONAL URANIUM CORPORATION

ADVICE TO BENEFICIAL HOLDERS OF SHARES

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY SHAREHOLDERS AS A SUBSTANTIAL NUMBER OF SHAREHOLDERS DO NOT HOLD SECURITIES OF THE CORPORATION IN THEIR OWN NAME. Shareholders who hold their securities through their brokers, intermediaries, trustees or other persons, or who otherwise do not hold their securities in their own name (referred to in this Circular as "BENEFICIAL SHAREHOLDERS") should note that only proxies deposited by shareholders who appear on the records maintained by the Corporation's registrar and transfer agent as registered holders of voting securities will be recognized and acted upon at the Meeting. If voting securities are listed in an account statement provided to a Beneficial Shareholder by a broker, those voting securities will, in all likelihood, not be registered in the shareholder's name. Such voting securities more likely will be registered under the name of the shareholder's broker or an agent of that broker. In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the registration name of the Canadian Depositary for Securities which acts as nominee for many Canadian brokerage firms). Voting securities held by brokers (or their agents or nominees) on behalf of a broker's client can only be voted (for or against resolutions) at the direction of the Beneficial Shareholder. Without specific instructions, brokers and their agents and nominees are prohibited from voting shares for the broker's clients. THEREFORE, EACH BENEFICIAL SHAREHOLDER SHOULD ENSURE THAT VOTING INSTRUCTIONS ARE COMMUNICATED TO THE APPROPRIATE PERSON WELL IN ADVANCE OF THE MEETING.

Existing regulatory policy requires brokers and other intermediaries to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings. The various brokers and other intermediaries have their own mailing procedures and provide their own return instructions to clients, which should be carefully followed by Beneficial Shareholders in order to ensure that their voting securities are voted at the Meeting. The form of proxy supplied to a Beneficial Shareholder by its broker (or the agent of the broker) is substantially similar to the instrument of proxy provided directly to registered shareholders by the Corporation and is commonly referred to as a "VOTING INSTRUCTION FORM". However, its purpose is limited to instructing the registered shareholder (i.e., the broker or agent of the broker) how to vote on behalf of the Beneficial Shareholder. The vast majority of brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communications ("ADP") in Canada. ADP typically prepares a machine-readable voting instruction form, mails such forms to Beneficial Shareholders and asks Beneficial Shareholders to return the forms to ADP or otherwise communicate voting instructions to ADP (by way of the Internet or telephone, for example). ADP then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the Meeting. A BENEFICIAL SHAREHOLDER WHO RECEIVES AN ADP VOTING INSTRUCTION FORM CANNOT USE THAT FORM TO VOTE THEIR SECURITIES DIRECTLY AT THE MEETING. THE VOTING INSTRUCTION FORMS MUST BE RETURNED TO ADP (OR INSTRUCTIONS RESPECTING THE VOTING OF SECURITIES MUST OTHERWISE BE COMMUNICATED TO ADP) WELL IN ADVANCE OF THE MEETING IN ORDER TO HAVE THE SECURITIES VOTED. IF YOU HAVE ANY QUESTIONS RESPECTING THE VOTING OF SECURITIES HELD THROUGH A BROKER OR OTHER INTERMEDIARY, PLEASE CONTACT THAT BROKER OR OTHER INTERMEDIARY FOR ASSISTANCE. Although a Beneficial Shareholder may not be recognized directly at the Meeting for the purposes of voting securities registered in the name of his broker, a Beneficial Shareholder may attend the Meeting as proxyholder for the registered shareholder and vote the securities in that capacity. BENEFICIAL SHAREHOLDERS WHO WISH TO ATTEND THE MEETING AND INDIRECTLY VOTE THEIR SECURITIES AS PROXYHOLDER FOR THE REGISTERED SHAREHOLDER SHOULD ENTER THEIR OWN NAMES IN THE BLANK SPACE ON THE FORM OF PROXY PROVIDED TO THEM AND RETURN THE SAME TO THEIR BROKER (OR THE BROKER'S AGENT) IN ACCORDANCE WITH THE INSTRUCTIONS PROVIDED BY SUCH BROKER.

All references to shareholders in this Circular and the accompanying instrument of proxy and Notice of Meeting are to registered shareholders unless specifically stated otherwise.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

As at the date hereof, there are 88,419,066 common shares of the Corporation outstanding. Each shareholder is entitled to one vote for each common share shown as registered in the shareholder's name on the record date. The directors have fixed the close of business on December 14, 2005, as the record date for the Meeting. Only shareholders of record as at the close of business on December 14, 2005, are entitled to receive notice of and to attend and vote at the Meeting except to the extent that a person has transferred the ownership of any such shares after that date and the transferee requests not later than 10 days before the Meeting that its name be included in the list of shareholders entitled to vote at the Meeting, in which case the transferee is entitled to vote its shares at the Meeting.

There are no persons who, to the knowledge of the directors and officers of the Corporation, beneficially own or exercise control or direction over shares carrying more than 10% of the voting rights attached to all shares of the Corporation.

                        INTERNATIONAL URANIUM CORPORATION

ELECTION OF DIRECTORS

The Board currently consists of seven (7) directors who are to be elected annually. Accordingly, seven (7) directors will be elected at the Meeting. Each director will hold office until the next annual meeting of shareholders or until his or her successor is duly elected unless his or her office is earlier vacated in accordance with the by-laws of the Corporation. It is intended that on any ballot that may be called for relating to the election of directors, the shares represented by proxies in favour of management nominees will be voted in favour of the election of each of such persons as directors of the Corporation, unless a shareholder has specified in its proxy that the shareholder's shares are to be withheld from voting in the election of directors.

In the following table and notes is stated the name of each person proposed to be nominated by management for election as a director, all other positions and offices with the Corporation and any significant affiliate now held by each such person, if any, his or her principal occupation or employment, the period or periods of service as a director of the Corporation and the approximate number of shares of the Corporation beneficially owned directly or indirectly, by each such person, or over which he or she exercises control or direction.

                                              COMMON SHARES OF
                                              THE CORPORATION
                                            BENEFICIALLY OWNED,
                                               DIRECTLY OR
  NAME AND PROVINCE OR       PERIOD OF         INDIRECTLY, OR
  STATE AND COUNTRY OF     SERVICE AS A        CONTROLLED OR
      RESIDENCE              DIRECTOR            DIRECTED        PRESENT PRINCIPAL OCCUPATION AND POSITION WITH THE CORPORATION
------------------------  ----------------  -------------------  --------------------------------------------------------------
JOHN H. CRAIG              May 9, 1997 to          50,000        Lawyer, partner of Cassels Brock & Blackwell LLP
Ontario, Canada               present

DAVID C. FRYDENLUND        May 9, 1997 to         397,000        Vice President, General Counsel, and Corporate Secretary of
Colorado, USA                 present                            the Corporation; during the period April 6, 2000 to June 30,
                                                                 2005, Mr. Frydenlund also served as Chief Financial Officer and Treasurer of the Corporation

BRIAN D. EDGAR             March 22, 2005              --        Director of Rand Edgar Investment Corporation, an investment
British Columbia, Canada     to present                          company located in Vancouver, BC since 1991; President and
                                                                 CEO, Dome Ventures Corporation; previously, President of
                                                                 Sisu Enterprises Co. Inc., a subsidiary of Dome Ventures
                                                                 Corporation

RON F. HOCHSTEIN          April 6, 2000 to        545,300        President and Chief Executive Officer of the Corporation
British Columbia, Canada      present                            since April 6, 2000; from January 31, 2000 to April 6, 2000,
                                                                 Vice President and Chief Operating Officer of the Corporation

LUKAS H. LUNDIN            May 9, 1997 to         121,000        Chairman of the Board of the Corporation; director and
British Columbia, Canada      present                            officer of a number of publicly-traded natural resource
                                                                 companies, including: Lundin Petroleum AB, Atacama Minerals
                                                                 Corp., Valkyries Petroleum Corp., Canadian Gold Hunter
                                                                 Corp., Tenke Mining Corp., Tanganyika Oil Company Ltd. and
                                                                 Lundin Mining Corporation

WILLIAM A. RAND            May 9, 1997 to          10,000        Director of Rand Edgar Investment Corporation, an investment
British Columbia, Canada      present                            company located in Vancouver, BC since 1991; Chairman and
                                                                 director, Dome Ventures Corporation

EIRA M. THOMAS             March 22, 2005              --        Geologist; President and CEO, Stornaway Diamond Corporation;
British Columbia, Canada     to present                          director of a number of publicly-traded companies, including
                                                                 Strongbow Exploration Inc., Aber Diamond Corporation,
                                                                 Fortress Minerals Corp.; Director of NWT Chamber of Mines;
                                                                 Director of the Prospectors and Development Association of
                                                                 Canada

Ms. Eira Thomas was appointed to the Board on March 22, 2005. Each of the remaining nominees listed above was elected to his present term of office at the annual meeting of shareholders of the Corporation held on March 22, 2005.

The information as to shares beneficially owned or over which the directors exercise control or direction, not being within the knowledge of the Corporation, has been furnished by each of the proposed management nominees.

If any of the above-named nominees is for any reason unavailable to serve as a director, proxies in favour of management will be voted for another nominee in their discretion unless the shareholder has specified in the proxy that its shares are to be withheld from voting in the election of directors.

                        INTERNATIONAL URANIUM CORPORATION

The Board does not have an executive committee. There are presently four committees of the Board; namely, the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee and the Environment, Health and Safety Committee. The following table sets out the members of such Committees:

                                                        CORPORATE GOVERNANCE      ENVIRONMENT, HEALTH AND
    AUDIT COMMITTEE        COMPENSATION COMMITTEE     AND NOMINATING COMMITTEE        SAFETY COMMITTEE
-----------------------    -----------------------    ------------------------    -----------------------
William A. Rand (Chair)    William A. Rand (Chair)    William A. Rand (Chair)      John H. Craig (Chair)
     Brian D. Edgar            Lukas H. Lundin             John H. Craig               Eira M. Thomas
     Eira M. Thomas             John H. Craig              Eira M. Thomas           David C. Frydenlund

APPOINTMENT AND REMUNERATION OF AUDITORS

In the past, the Board has negotiated with the auditors of the Corporation on an arm's length basis in determining the fees to be paid to the auditors. Such fees have been based upon the complexity of the matters in question and the time incurred by the auditors. Management believes that the fees negotiated in the past with the auditors were reasonable in the circumstances and would be comparable to fees charged by auditors providing similar services.

PricewaterhouseCoopers LLP was first appointed as auditors of the Corporation on May 9, 1997. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted in favour of the reappointment of PricewaterhouseCoopers LLP, Chartered Accountants, as auditors of the Corporation to hold office until the close of the next annual meeting of the Corporation, at a remuneration to be determined by the Board.

The disclosure required by Form 52-110F1 of Multilateral Instrument 52-110, Audit Committees, including the text of the Audit Committee's charter and the fees paid to the Corporation's external auditor, can be found in the Corporation's Annual Report on Form 20-F dated December 19, 2005 as filed on SEDAR at www.sedar.com.

EXECUTIVE COMPENSATION

The following table summarizes the compensation of each of the named executive officers of the Corporation for the fiscal year ended September 30, 2005, as well as the fiscal periods ended September 30, 2004 and September 30, 2003.

                        INTERNATIONAL URANIUM CORPORATION

                           SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION               LONG TERM COMPENSATION
                                       ------------------------------   ----------------------------------
                                                                                 AWARDS            PAYOUTS
                                                                        ------------------------   -------
                                                                        SECURITIES
                                                              OTHER        UNDER     RESTRICTED
                                                             ANNUAL      OPTIONS/     SHARES OR              ALL OTHER
                                                             COMPEN-       SARS      RESTRICTED      LTIP     COMPEN-
                                         SALARY     BONUS    SATION      GRANTED     SHARE UNITS   PAYOUTS    SATION
NAME AND PRINCIPAL POSITION     YEAR    (US$)(1)    (US$)     (US$)        (#)          (US$)       (US$)      (US$)
             (a)                 (b)      (c)        (d)       (e)         (f)           (g)         (h)        (i)
-----------------------------   ----   ----------   -----   ---------   ----------   -----------   -------   ---------
Ron F. Hochstein                2005   163,546       Nil     4,877(4)         Nil         Nil         Nil       Nil
President and Chief Executive   2004   163,043       Nil    59,980(4)     400,000         Nil         Nil       Nil
Officer(2) (3)                  2003   160,000       Nil       Nil        250,000         Nil         Nil       Nil

David C. Frydenlund,            2005   158,400       Nil       Nil            Nil         Nil         Nil       Nil
Vice President, General         2004   158,400       Nil       Nil        250,000         Nil         Nil       Nil
Counsel, Chief Financial        2003   158,400       Nil       Nil            Nil         Nil         Nil       Nil
Officer, and Corporate
Secretary(3)

Harold R. Roberts,              2005   109,615       Nil       Nil         80,000         Nil         Nil     3,289(5)
Vice President, Corporate       2004    11,667       Nil       Nil            Nil         Nil         Nil    35,250(5)
Development, International      2003   140,000       Nil       Nil            Nil         Nil         Nil     3,000(6)
Uranium (USA) Corporation(5)

Mark A. Katsumata               2005    23,871(2)    Nil       Nil        100,000         Nil         Nil       Nil
Chief Financial Officer(7)      2004       Nil       Nil       Nil            Nil         Nil         Nil       Nil
                                2003       Nil       Nil       Nil            Nil         Nil         Nil       Nil

NOTES TO SUMMARY COMPENSATION TABLE

-------------
(1) The Corporation's currency for disclosure purposes is US dollars which are the functional currency of the Corporation's operations.

(2) Salary was paid in Cdn $ and translated into US$ using an exchange rate of 0.8177.

(3) Messrs. Ron F. Hochstein and David C. Frydenlund have contracts of employment with the Corporation or its subsidiary, International Uranium
      (USA) Corporation ("IUSA"). There are no compensatory plans or arrangements provided in such contracts in respect of resignation, retirement, termination, a change in control of the Corporation or responsibilities. The expiry date of the employment contracts for Messrs. Hochstein and Frydenlund is September 30, 2006.

(4) In 2005, Mr. Hochstein received assistance for tax issues regarding his relocation to Canada. In 2004, other annual compensation represents payments made on behalf of Mr. Hochstein in respect of his relocation from the Corporation's Denver offices to the Corporation's Vancouver offices, including $11,977, being amounts reimbursed for the payment of taxes incurred by Mr. Hochstein in connection with relocation expenses, and the remainder being relocation expenses paid by the Corporation on behalf of Mr. Hochstein.

(5) Mr. Roberts was Vice President, Corporate Development of the Corporation's subsidiary IUSA, from May 14, 2001 until October 31, 2003. As a result of a downsizing of the Corporation's head office in October 2003, Mr. Roberts resigned from his position as Vice President, Corporate Development, effective October 31, 2003 and was retained on a consulting basis from November 1, 2003 until December 31, 2004. Mr. Roberts received a severance payment of $35,000. Mr. Roberts recommenced employment with the Corporation on January 1, 2005 as Vice President, Corporate Development, of IUSA. Mr. Roberts currently has a contract of employment with IUSA which expires December 31, 2006. There are no compensatory plans or arrangements provided in such contract in respect of resignation, retirement, termination, a change in control of the Corporation or responsibilities. In addition, $250 of the amount shown constituted a 401K matching contribution made to Mr. Roberts' retirement account per the Corporation's 401K Benefit Plan available to all eligible United States employees.

(6) Amounts represent 401K matching contributions made to the named executive's retirement account per the Corporation's 401K Benefit Plan available to all eligible United States employees.

(7) Mr. Mark A. Katsumata joined the Corporation as Chief Financial Officer on July 1, 2005. Accordingly, the executive compensation paid to Mr. Katsumata reflects three (3) months of employment with the Corporation. Mr. Katsumata has an employment contract with the Corporation that expires on June 30, 2006. Mr. Katsumata's employment contract does not provide for any compensatory plans or arrangements in respect of resignation, retirement, termination, a change in control of the Corporation or responsibilities.

There were no long-term incentive plan awards made to any of the named executive officers of the Corporation during the most recently completed financial year. In addition, there are no plans in place with respect to any of the named individuals for termination of employment or change in responsibilities under employment contracts, apart from those separately disclosed herein.

No stock appreciation rights are outstanding and it is currently intended that none be issued.

                        INTERNATIONAL URANIUM CORPORATION

STOCK OPTIONS

The Corporation's current Stock Option Plan (the "Plan") governing the issuance of stock options was established on February 14, 1997 (and amended as approved by shareholders on March 23, 1998 and further amended as approved by shareholders on March 22, 2005). The Plan complies with the rules set forth for such plans by the Toronto Stock Exchange ("TSX" or the "Exchange").

The major features of the Plan can be summarized as follows:

The Board, or a committee appointed for such purposes, may from time to time grant to directors, officers, eligible employees of, or consultants to, the Corporation or its subsidiaries, or to employees of management companies providing services to the Corporation (collectively, the "Eligible Personnel") options to acquire Common Shares in such numbers, for such terms and at such exercise prices as may be determined by the Board or such committee. The purpose of the Plan is to advance the interests of the Corporation by providing Eligible Personnel with a financial incentive for the continued improvement of the Corporation's performance and encouragement to stay with the Corporation.

The maximum number of Common Shares that may be reserved for issuance for all purposes under the Plan is 10,700,000 Common Shares or such additional amount as the Corporation's shareholders may approve from time to time. This maximum number includes both Common Shares previously issued upon the exercise of options over the entire term of the Plan since February 14, 1997 and Common Shares issuable under outstanding options under the Plan. Any Common Shares subject to a share option which for any reason is cancelled or terminated without having been exercised will again be available for grant under the Plan. The maximum number of Common Shares that may be reserved for issuance to insiders of the Corporation under the Plan and under any other share compensation arrangement is limited to 10% of the Common Shares outstanding at the time of grant (on a non-diluted basis).

The Board has the authority under the Plan to establish the option price at the time each share option is granted. The option price may not be lower than the market price, i.e. the closing price, of the Common Shares as traded on the Exchange on the last trading day preceding the date on which the option is approved by the Board.

Options granted under the Plan must be exercised no later than 10 years after the date of grant, and options are not transferable other than by will or the laws of dissent and distribution. If an optionee ceases to be an Eligible Person for any reason whatsoever other than death, each option held by such optionee will cease to be exercisable 30 days following the termination date (being the date on which such optionee ceases to be an Eligible Person). If an optionee dies, the legal representative of the optionee may exercise the optionee's options within one year after the date of the optionee's death but only up to and including the original option expiry date.

The Corporation provides no financial assistance to facilitate the purchase of Common Shares to directors, officers or employees who hold options granted under the Plan. See "Securities Authorized for Issuance under Equity Compensation Plan" for further details.

                        INTERNATIONAL URANIUM CORPORATION

              OPTION/SAR GRANTS DURING THE MOST RECENTLY COMPLETED
                                 FINANCIAL YEAR

                                                                   MARKET VALUE
                                                                  OF SECURITIES
                       SECURITIES      % OF TOTAL      EXERCISE     UNDERLYING
                     UNDER OPTIONS/   OPTIONS/SARS        OR       OPTIONS/SARS
                          SARS         GRANTED TO     BASE PRICE  ON THE DATE OF
                        GRANTED       EMPLOYEES IN      (CDN$/     GRANT (CDN$/      EXPIRATION
       NAME               (#)        FINANCIAL YEAR   SECURITY)     SECURITY)           DATE
       (a)                (b)              (c)           (d)           (e)               (f)
-------------------  --------------  --------------   ----------  --------------  ----------------
Ron F. Hochstein              -              -              -             -                      -
David C. Frydenlund           -              -              -             -                      -
Harold R. Roberts        80,000           11.3           4.27          4.27       January 11, 2008
Mark Katsumata          100,000           14.1           5.28          5.28          June 26, 2008

(1)   The options are fully exercisable on the date of grant.

(2) The exercise price of stock options is determined by the Board but shall in no event be less than the market price of the common shares of the Corporation as traded on the TSX on the day prior to the date of grant. The Corporation's practice is to price all incentive options at market or above, without discount.

       AGGREGATED OPTIONS/SAR EXERCISES DURING THE MOST RECENTLY COMPLETED
             FINANCIAL YEAR AND FINANCIAL YEAR-END OPTION/SAR VALUES

                                                                                                     VALUE OF
                                                                                                   UNEXERCISED
                                                                                                   IN-THE-MONEY
                                                                                                 OPTIONS/SARS AT
                                                                  UNEXERCISED OPTIONS/SARS AT      FISCAL YEAR
                                                                        FISCAL YEAR END               END (2)
                     SECURITIES ACQUIRED         AGGREGATE                   (#)                   EXERCISABLE/
                         ON EXERCISE          VALUE REALIZED             EXERCISABLE/             UNEXERCISABLE
       NAME                  (#)                 (CDN$)(1)               UNEXERCISABLE                (CDN$)
       (a)                   (b)                    (c)                      (d)                       (e)
-------------------  -------------------      --------------      ---------------------------    ---------------
Ron F. Hochstein           250,000              $1,722,500                400,000/Nil             $2,552,000/Nil
David C. Frydenlund        200,000              $  794,000                250,000/Nil             $1,595,000/Nil
Harold R. Roberts                -                       -                 80,000/Nil             $  249,600/Nil
Mark Katsumata                   -                       -                100,000/Nil             $  211,000/Nil

(1) Based on the difference between the closing price of the Corporation's common shares as traded on the TSX on the date of exercise and the exercise price of the related options.

(2) Based on the closing price of the common shares of the Corporation on the TSX on September 30, 2005 of Cdn$7.39.

The Corporation does not have any defined benefit or actuarial plans. In addition, there are no compensatory plans or arrangements in place, including payments to be received from the Corporation or its subsidiaries, with respect to any of the above-named executive officers herein, which would result from the resignation, retirement or any other termination of employment of such person's employment with the Corporation and its subsidiaries or from a change of control of the Corporation or any subsidiary of the Corporation or a change in the named executive officer's responsibilities following a change in control, apart from those separately disclosed.

COMPENSATION COMMITTEE

The Corporation's Compensation Committee is comprised of a majority of independent directors; namely, Messrs. Lukas H. Lundin, William A. Rand and John
H. Craig. During the year ended September 30, 2005, none of these individuals was an employee of the Corporation or any of its subsidiaries. Mr. Lundin is Chair of the Board of the Corporation. During the most recently-completed financial year, none of the Committee's members had any interest in material transactions involving the Corporation nor was any member of the Committee indebted to the Corporation. The duties and responsibilities of the Compensation Committee are set out in this Circular under the heading "Corporate Governance - Board Committees". The

                        INTERNATIONAL URANIUM CORPORATION

Committee meets at least annually to receive information on and determine matters regarding executive compensation, in accordance with policies approved by the Board.

REPORT OF THE COMPENSATION COMMITTEE

The Corporation's compensation philosophy for executives continues to follow three underlying principles; namely, (i) to provide a compensation package that encourages and motivates performance; (ii) to be competitive with other companies of similar size and scope of operations so as to attract and retain talented executives; and (iii) to align the interests of its executive officers with the long-term interests of the Corporation and its shareholders through stock-related programs.

When determining compensation policies and individual compensation levels for executive officers, the Committee takes into consideration a variety of factors. These factors include overall financial and operating performance of the Corporation, the Committee and the Board's overall assessment of each executive's individual performance and contribution towards meeting corporate objectives, levels of responsibility, length of service and industry comparables.

Executive compensation is comprised primarily of a base salary and participation in the Corporation's incentive stock option and 401K plans, and may also consist of bonuses and other perquisites which are awarded on an occasional basis.

The salary for each executive officer's position is primarily determined having regard for the incumbent's responsibilities, individual performance factors, overall corporate performance, and the assessment of such individuals as presented by management to the Board and the Compensation Committee. The salary is intended to provide the executive officer with a compensation level competitive with base salaries within the industry. Executive officers benefit from improved performance of the Corporation almost entirely through their participation in the Corporation's stock option plan and from time to time by the receipt of bonuses. On December 19, 2005 the Compensation Committee reviewed the compensation of the Corporation's executive officers and determined that, commencing January 1, 2006, the salaries of the President and CEO, Vice President and CFO and Vice President and General Counsel should be increased by 10% and that the salary of the Vice President, Corporate Development of the Corporation's subsidiary, International Uranium (USA) Corporation, should be increased by 7%.

The second component of the executive officer's compensation is stock options. The Compensation Committee may from time to time grant stock options to executive officers under the Corporation's Stock Option Plan (the "Plan"). All grants of options are reviewed and approved by the Board. Grants of stock options are intended to emphasize the executive officers' commitment to the Corporation's growth and the enhancement of share value and to reward executive officers for the Corporation's performance through appreciation in equity values. The grant of stock options, as a key component of the executive compensation package, enables the Corporation to attract and retain qualified executives. Options are generally reviewed annually and are granted to newly hired executive officers at the time of their initial employment. The amount and terms of outstanding options held by an executive are taken into account when determining whether and how new option grants should be made to the executive. The number of common shares which may be subject to option under the Plan in favour of any one individual is limited under the terms of the Plan and the limit cannot be increased without shareholder or regulatory approval. During the recently-completed financial year, the Committee and the Board considered and approved the grant of 80,000 options to Mr. Harold Roberts who joined the Corporation's subsidiary, International Uranium (USA) Corporation, as Vice President, Corporate Development, on January 1, 2005 and 100,000 options to Mr. Mark Katsumata who joined the Corporation as Vice President and CFO on July 1, 2005.

The third component of the executive officers' compensation is the ability of United States employees to participate in the Corporation's 401K Benefit Plan. The Corporation matches contributions made by participating executive officers to their respective retirement accounts in accordance with provisions of the 401K Benefit Plan available to all eligible United States employees of the Corporation.

Bonuses and other perquisites are awarded occasionally to reward exceptional efforts such as additional responsibilities undertaken, advancement in professional development, special skills demonstrated and the breadth and complexity of initiatives undertaken by the Corporation, as well as the overall performance of the Corporation. The Corporation does not typically award or withhold bonuses or other perquisites based on meeting or failing to meet performance criteria that have been set for the individual executive officers. On December 19, 2005, the Compensation Committee awarded bonuses ranging from one-half to one month's salary to each of the executive officers, in recognition of the initiatives undertaken by the Corporation during the last fiscal year.

                        INTERNATIONAL URANIUM CORPORATION

The Compensation Committee reviews the corporate goals and objectives relevant to the CEO's compensation and evaluates the CEO's performance in light of those goals and objectives, taking into consideration industry and financial market conditions during the period. The Compensation Committee concluded that, with the salary increase referred to above, the CEO's salary will be within the range of salaries for CEO's of comparable companies in the mining industry, and that the CEO will be adequately rewarded for the Corporation's performance and for meeting the corporate goals and objectives of enhancing shareholder value through appreciation in the value of stock options previously granted to him. The Compensation Committee concluded that no further changes to the CEO's compensation package are required at this time.

SUBMITTED ON BEHALF OF THE COMPENSATION COMMITTEE

      William A. Rand
      Lukas H. Lundin
      John H. Craig

                                PERFORMANCE GRAPH

The following graph compares the Corporation's cumulative total shareholder return with the cumulative total return of the S&P/TSX Composite Index (formerly, the TSE 300 Index), assuming a Cdn$100 investment in common shares on September 30, 2000 and reinvestment of dividends during the period. All currency references in the graph are to Canadian dollars.

                                  [LINE GRAPH]

             SEPT. 30/00   SEPT. 30/01   SEPT. 30/02    SEPT. 29/03   SEPT. 29/04    SEPT. 30/05
             -----------   -----------   -----------    -----------   -----------    -----------
  IUC          100.00        90.91         103.03        142.42        1,390.87       2,239.33
S&P/TSX        100.00        65.90          59.56         71.52           83.54         106.13

COMPENSATION OF DIRECTORS

A.    Standard Compensation Arrangements

None of the directors of the Corporation were compensated by the Corporation and its subsidiaries during the most recently completed financial year for their services in their capacity as directors, nor were any amounts paid to directors for committee participation or special assignments. All expenses incurred by directors in respect of their duties are reimbursed by the Corporation.

B.    Other Arrangements

None of the directors of the Corporation were compensated in their capacity as director by the Corporation and its subsidiaries during the most recently completed financial year pursuant to any other arrangement or in lieu of any standard arrangement.

To encourage directors to align their interests with shareholders, directors are granted incentive stock options pursuant to the Plan, from time to time. The following table sets forth information concerning individual grants of options to purchase securities of the

                        INTERNATIONAL URANIUM CORPORATION

Corporation made during the most recently completed financial year to the directors of the Corporation (excluding the Named Executive Officers):

                                            % OF TOTAL                      MARKET VALUE OF
                            SECURITIES   OPTIONS GRANTED                      SECURITIES
                              UNDER           TO ALL        EXERCISE OR        UNDERLYING
  NAME OF DIRECTOR AND       OPTIONS       EMPLOYEES IN      BASE PRICE      OPTIONS ON THE
POSITION AS AT FINANCIAL    GRANTED (1)    THE FINANCIAL         (2)         DATE OF GRANT        DATE OF
        YEAR-END               (#)             YEAR        ($/SECURITIES)     ($/SECURITY)         GRANT       EXPIRATION DATE
------------------------    -----------  ---------------   --------------   ---------------      ---------     ---------------
Brian D. Edgar               100,000           14%             $5.18             $5.18           June 1/05        May 31/08
Eira M. Thomas               100,000           14%             $5.18             $5.18           June 1/05        May 31/08
Lukas H. Lundin                    -            -                  -                 -                   -                -
William A. Rand                    -            -                  -                 -                   -                -
John H. Craig                      -            -                  -                 -                   -                -

-----------
(1)   The options are fully exercisable on the date of grant.

(2) The exercise price of stock options is determined by the Board but shall in no event be less than the market price of the common shares of the Corporation as traded on the TSX on the day prior to the date of grant. The Corporation's practice is to price all incentive options at market or above, without discount.

The following table sets forth each option exercised during the most recently completed financial year by directors of the Corporation (excluding the Named Executive Officers) and the financial year end value of unexercised options on an aggregated basis.

       AGGREGATED OPTIONS/SAR EXERCISES DURING THE MOST RECENTLY COMPLETED
             FINANCIAL YEAR AND FINANCIAL YEAR-END OPTION/SAR VALUES

                                                                                                              VALUE OF
                                                                                                            UNEXERCISED
                                                                                                            IN-THE-MONEY
                                                                                                          OPTIONS/SARS AT
                                                                           UNEXERCISED OPTIONS/SARS AT      FISCAL YEAR
                                                                                 FISCAL YEAR END                END
                                                                                       (#)                  EXERCISABLE/
                              SECURITIES ACQUIRED         AGGREGATE               EXERCISABLE/             UNEXERCISABLE
        NAME                      ON EXERCISE          VALUE REALIZED             UNEXERCISABLE              (CDN$)(2)
         (a)                        (#)(b)              (CDN$)(1)(c)                  (d)                       (e)
---------------------         -------------------      --------------      ---------------------------    ---------------
Brian D. Edgar                            -                      -                 100,000/Nil             $  221,000/Nil
Eira M. Thomas                            -                      -                 100,000/Nil             $  221,000/Nil
Lukas H. Lundin                     130,000               $463,800                 270,000/Nil             $1,722,600/Nil
William A. Rand                           -                      -                 100,000/Nil             $  638,000/Nil
John H. Craig                        50,000               $163,000                           -                          -

--------------
(1) Based on the difference between the closing price of the Corporation's common shares as traded on the TSX on the date of exercise and the exercise price of the related options.

(2) Based on the closing price of the common shares of the Corporation on the TSX on September 30, 2005 of Cdn$7.39.

C.    Compensation for Services

During the recently completed financial year, the law firm of Cassels Brock & Blackwell LLP of which Mr. John H. Craig is a partner, was paid $77,302 for legal services rendered as solicitors for the Corporation.

Pursuant to the terms of a services agreement between the Corporation and Namdo Management Services Ltd., a private corporation owned by Mr. Lukas H. Lundin, a director of the Corporation, the Corporation paid Namdo the sum of $168,799 for certain corporate and administrative services. Namdo has approximately 12 employees and provides administrative and financial services to a number of public companies. Accordingly, there is no basis for allocating the amounts paid by Namdo to Mr. Lundin in respect of services provided to the Corporation by Mr. Lundin.

No other director was compensated either directly or indirectly by the Corporation and its subsidiaries during the most recently completed financial year for services as consultants or experts.

                        INTERNATIONAL URANIUM CORPORATION

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLAN

The Corporation's Stock Option Plan, described above, has been approved by shareholders and is the only compensation plan under which equity securities of the Corporation are authorized for issuance.

The information in the following table is as of the fiscal year ended September 30, 2005:

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                        WEIGHTED-AVERAGE        NUMBER OF SECURITIES REMAINING
                                          NUMBER OF SECURITIES TO      EXERCISE PRICE OF      AVAILABLE FOR FUTURE ISSUANCE UNDER
                                          BE ISSUED UPON EXERCISE     OUTSTANDING OPTIONS       THE PLAN (EXCLUDING SECURITIES
PLAN CATEGORY                              OF OUTSTANDING OPTIONS            (CDN$)                REFLECTED IN COLUMN (a))
-------------                             -----------------------     -------------------     -----------------------------------
Equity Compensation Plans approved by            1,863,000                    2.62                         3,890,000
security holders
Equity Compensation Plans not approved                 N/A                     N/A                               N/A
by security holders
TOTAL                                            1,863,000                    2.62                         3,890,000

----------
NOTES:

(1) During the fiscal year ended September 30, 2005 the Corporation granted options to purchase a total of 710,000 common shares. Subsequent to the year end, the Company granted options to purchase a total of 80,000 common shares.

(2) During the fiscal year ended September 30, 2005 the Corporation issued a total of 787,000 common shares pursuant to the Plan.

STATEMENT OF CORPORATE GOVERNANCE PRACTICE

This statement of corporate governance practices is made with reference to National Policy 58-201, Corporate Governance Guidelines and National Instrument 58-101, Disclosure of Corporate Governance Practices (hereinafter collectively the "Governance Guidelines") which are initiatives of the Canadian Securities Administrators ("CSA") and which are effective for financial years ended after June 30, 2005. The corporate governance practices of the Company also conform to The Toronto Stock Exchange corporate governance guidelines, which have essentially been supplanted by the recent initiatives of the CSA.

Also, major securities regulatory changes in the United States affecting the Corporation have recently come into effect or have been proposed. Many such changes arise from the Sarbanes-Oxley Act of 2002 ("SOX"), and subsequent rules and regulations issued by the United States Securities and Exchange Commission.

The Corporate Governance and Nominating Committee has closely monitored the various changes and proposed changes in the regulatory environment and, where applicable, amended its governance practices to align with these changes that are currently in effect.

In accordance with the Governance Guidelines, the Corporation has chosen to disclose its system of corporate governance in its Management Information Circular. The following text sets forth the steps taken by the Corporation in order to comply with the Governance Guidelines and its system of corporate governance now in force. Further disclosure required by Multilateral Instrument 52-110 - Audit Committees ("MI 52-110") adopted on March 30, 2004 by the CSA and SOX relating to the Corporation's Audit Committee and corporate governance issues can be found under Items 16A - Audit Committee Financial Expert, 16B - Code of Ethics, and 16C - Principal Accountant Fees and Services, of the Corporation's Form 20-F dated December 16, 2005, a copy of which can be found on the Canadian regulatory electronic database known as SEDAR at www.sedar.com.

BOARD OF DIRECTORS

The Board has considered the relationship and status of each director. The Board currently consists of seven directors, a majority of whom are independent. Ron
F. Hochstein and David C. Frydenlund are not independent as executive officers of the Corporation. Mr. Lukas H. Lundin, Chairman of the Board, may not be considered independent due to his involvement in management of the Corporation. William A. Rand, Eira M. Thomas and Brian D. Edgar do not have any material business relationships with the Corporation, and are therefore considered independent under the Governance Guidelines and independent, under MI 52-110 for purposes of sitting on the Corporation's Audit Committee. Mr. John H. Craig qualifies under the

                        INTERNATIONAL URANIUM CORPORATION

Governance Guidelines as an independent director; however, he may not be considered to be independent for the purposes of sitting on the Corporation's Audit Committee as he is a partner in a law firm that provides legal services to the Corporation.

Several of the directors of the Corporation serve as directors of other reporting issuers. Currently, the following directors serve on the boards of directors of other public companies as listed below:

DIRECTOR                                                PUBLIC COMPANY BOARD MEMBERSHIP
--------                      ------------------------------------------------------------------------------
John H. Craig                 Atacama Minerals Corp. (TSX-V), Canadian Gold Hunter Corp. (TSX), Consolidated
                              HCI Holdings Corp. (TSX), Lundin Mining Corporation (TSX/SSX), Rio Narcea Gold
                              Mines Ltd. (TSX), Tenke Mining Corp. (TSX), Tanganyika Oil Company Ltd.
                              (TSX-V/SSX)

Brian D. Edgar                Dome Ventures Corporation (TSX-V), Lexacal Investment Corp. (TSX-V), Pender
                              Financial Group Corporation (TSX- V), Red Back Mining Inc. (TSX), Valkyries
                              Petroleum Corp. (TSX-V), White Knight Resources Ltd. (TSX-V), Lundin Mining
                              Corporation (TSX/SSX)

Ron F. Hochstein              JNR Resources Inc. (TSX-V), Fortress Minerals Corp. (TSX-V), Atacama Minerals
                              Corp. (TSX-V), Santoy Resources Ltd. (TSX-V)

Lukas H. Lundin               Atacama Minerals Corp. (TSX-V), Canadian Gold Hunter Corp. (TSX), Canmex
                              Minerals Corporation (TSX-V), Red Back Mining Inc. (TSX), Valkyries Petroleum
                              Corp. (TSX-V), Lundin Petroleum AB (SSX), Lundin Mining Corporation (TSX/SSX),
                              Tanganyika Oil Company Ltd. (TSX-V/SSX), Tenke Mining Corp. (TSX), Vostok Nafta
                              Investment Ltd. (SSX)

William A. Rand               Canadian Gold Hunter Corp. (TSX), Dome Ventures Corporation (TSX-V), Lexacal
                              Investment Corp. (TSX-V), Lundin Mining Corporation (TSX/SSX), Lundin Petroleum
                              AB (SSX), Pender Financial Group Corporation (TSX-V), Tanganyika Oil Company
                              Ltd. (TSX-V/SSX), Vostok Nafta Investment Ltd. (SSX), Tenke Mining
                              Corp. (TSX)

Eira M. Thomas                Aber Diamond Corporation (TSX-V), Fortress Minerals Corp. (TSX-V), Stornaway
                              Diamond Corporation (TSX-V), Strongbow Exploration Inc. (TSX-V)

-----------
LEGEND:

TSX   =  TORONTO STOCK EXCHANGE
TSX-V =  TSX VENTURE EXCHANGE
SSX   =  STOCKHOLM STOCK EXCHANGE

During fiscal year ended September 30, 2005, the Board and its committees held the following number of meetings:

                                                                         YEAR ENDED SEPT. 30/05
                                                                         ----------------------
Board of Directors.....................................................             5
Audit Committee........................................................             4
Compensation Committee.................................................             1
Corporate Governance and Nominating Committee..........................             1
Environment Health & Safety Committee..................................             3

The attendance of the directors at Board meetings was as follows:

DIRECTOR                                          BOARD MEETINGS ATTENDED
--------                                          -----------------------
John H. Craig                                                 4
Brian D. Edgar                                                3
David C. Frydenlund                                           5
Ron F. Hochstein                                              5
Lukas H. Lundin                                               3
William A. Rand                                               4
Eira M. Thomas                                                1

Note: Mr. Brian D. Edgar and Ms. Eira M. Thomas joined the Board on March 22, 2005.

MANDATE OF THE BOARD

In February 1998, the Board adopted a mandate which acknowledged its stewardship responsibilities. The Board's principal responsibilities are to supervise and evaluate management, to oversee the conduct of the Corporation's business, to set policies appropriate for the business of the Corporation and to approve corporate strategies and goals. The Board is to carry out its mandate in a manner consistent with the fundamental objective of enhancing shareholder value.

                        INTERNATIONAL URANIUM CORPORATION

In discharging its stewardship over the Corporation, the Board has undertaken the following specific duties and responsibilities: (i) satisfying itself as to the integrity of the CEO and other executive officers and that there is a culture of integrity throughout the Corporation; (ii) approving, supervising and providing guidance to management on the Corporation's strategic planning process; (iii) identifying the principal risks of the Corporation's business and ensuring management's implementation and assessment of appropriate risk management systems; (iv) ensuring that the Corporation has highly qualified management and adequate and effective succession plans for senior management;
(v) overseeing the Corporation's communications policy with its shareholders and with the public generally; (vi) assessing directly and through its Audit Committee, the integrity of the Corporation's internal control and management information systems; and (vii) providing for the independent functioning of the Board.

To assist the Board in its responsibilities, the Board has established four standing committees: the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee and the Environment Health and Safety Committee. Each committee has a written mandate and reviews its mandate annually.

BOARD INDEPENDENCE

The Board believes that adequate structures and processes are in place to facilitate the functioning of the Board independently of management. Each of the Audit Committee and Corporate Governance and Nominating Committee are entirely composed of directors who are independent within the meaning of the Governance Guidelines and each of the Compensation Committee and the Environment, Health and Safety Committee are composed of a majority of directors who are independent within the meaning of the Governance Guidelines. In addition, it is common practice for the Chairman and CEO to delegate the chair to the lead director or to another independent director during Board meetings.

Although the Board has not historically held regularly scheduled meetings at which members of management are not present; however, commencing with its December 19, 2005 meeting, the Board decided to set aside a portion of each board meeting to meet without management or non-independent directors present. In addition, the mandates of the Board and the Corporate Governance and Nominating Committee require procedures be implemented at such times as are desirable or necessary to enable the Board to function independently of management and to facilitate open and candid discussion among its independent directors. Furthermore, individual directors may, in appropriate circumstances and with the authorization of the applicable committee of the Board or the Chairman, engage independent advisors at the expense of the Corporation.

The Board has recently appointed Mr. William A. Rand, an independent director, as lead director to act as effective leader of the Board, to ensure that the Board's agenda will enable it to successfully carry out its duties, and to provide leadership for the Board's independent directors.

ORIENTATION AND CONTINUING EDUCATION

The Board encourages directors and senior management to participate in appropriate professional and personal development activities, courses and programs, and supports management's commitment to the training and development of all permanent employees. In addition, the President reviews with each new Board member (i) information and materials regarding the nature and operations of the Corporation's business, including the role of the Board, its committees and directors and (ii) the legal obligations of a director of the Corporation and any other matters required to be addressed under any orientation and education program required for new recruits to the Board. The Corporation's outside legal counsel also provides directors and senior officers of the Corporation with summary updates of any developments relating to the duties and responsibilities of directors and officers and to any other corporate governance matters. In addition, the Board will provide any further continuing education opportunities for all directors, where required, so that individual directors may maintain or enhance their skills and abilities as directors, as well as to ensure that their knowledge and understanding of the Corporation's business remains current.

ETHICAL BUSINESS CONDUCT

The Corporation is committed to conducting its business in compliance with the law and the highest ethical standards. Accordingly, the Corporation has adopted a written Code of Ethics (the "Code") applicable to directors, officers and all employees of the Corporation. Directors, officers or employees who have concerns or questions about violations of laws, rules or regulations, or of the Code, are required to report them to the Corporate Secretary or to the Chair of the Corporation's Audit Committee. Following receipt of any complaints, the Corporate Secretary or Chair of the Audit Committee, as the case may be, will investigate each matter so reported and report to the Audit Committee. The Audit Committee will have primary authority and responsibility for monitoring compliance with and enforcing this Code, subject to the supervision of the Board of Directors. The Corporation encourages all directors, officers, and employees to report promptly any suspected violation of the Code to the Corporate

                       INTERNATIONAL URANIUM CORPORATION

Secretary or Chair of the Audit Committee. The Corporation does not tolerate any retaliation for reports or complaints regarding suspected violations of the Code that were made in good faith.

All directors, officers and employees have an obligation to act in the best interest of the Corporation. Any situation that presents an actual or potential conflict between a director, officer or employee's personal interests and the interests of the Corporation are to be reported to the Chair of the Corporation's Audit Committee.

The Code is available on the Corporation's website and has been filed on and is accessible through SEDAR at www.sedar.com.

The Audit Committee has also established a Policy and Procedures for the Receipt, Retention and Treatment of Complaints Regarding Accounting or Auditing Matters, to encourage employees, officers and directors to raise concerns regarding accounting, internal controls or auditing matters, on a confidential basis free from discrimination, retaliation or harassment.

BOARD COMMITTEES

The Board has established four committees: the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee and the Environment, Health and Safety Committee.

The Audit Committee is composed of three directors, William A. Rand, Eira M. Thomas and Brian D. Edgar, all of whom are independent and financially literate for the purposes of MI 52-110. Mr. Rand is considered by the Corporation to have financial expertise within the meaning of SOX due to the fact that he has a commerce degree with a major in accounting and has been actively involved as an audit committee member for many years on a number of public companies. The Audit Committee oversees the accounting and financial reporting processes of the Corporation and its subsidiaries and all audits and external reviews of the financial statements of the Corporation, on behalf of the Board, and has general responsibility for oversight of internal controls, and accounting and auditing activities of the Corporation and its subsidiaries. All auditing services and non-audit services to be provided to the Corporation by the Corporation's auditors are pre-approved by the Audit Committee. The Committee reviews, on a continuous basis, any reports prepared by the Corporation's external auditors relating to the Corporation's accounting policies and procedures, as well as internal control procedures and systems. The Committee is also responsible for examining all financial information, including annual and quarterly financial statements, prepared for securities commissions and similar regulatory bodies prior to filing or delivery of the same. The Audit Committee also oversees the annual audit process, the quarterly review engagements, the Corporation's internal accounting controls, the Corporation's Code of Ethics, any complaints and concerns regarding accounting, internal control or audit matters and the resolution of issues identified by the Corporation's external auditors. The Audit Committee recommends to the Board the firm of independent auditors to be nominated for appointment by the shareholders. The Audit Committee meets a minimum of four times a year.

The Compensation Committee is comprised of three directors, a majority of whom are independent directors within the meaning of the Governance Guidelines. The Compensation Committee evaluates the CEO's performance and establishes executive and senior officer compensation, determines the general compensation structure, policies and programs of the Corporation, including the extent and level of participation in incentive programs in conjunction with the Board, and delivers an annual report to shareholders on executive compensation. The Compensation Committee has also been mandated to review the adequacy and form of the compensation of directors and to ensure that such compensation realistically reflects the responsibilities and risk involved in being an effective director. The Compensation Committee meets at least annually.

The Environment, Health and Safety Committee consists of three directors, the majority of whom are independent within the meaning of the Governance Guidelines. Due to the complexity of the uranium exploration, mining and milling and radioactive waste recycle/disposal industry, the Board determined that it was appropriate that a member of management sit on the Environment, Health and Safety Committee to ensure that technical expertise is properly brought before the Committee. Accordingly, David C. Frydenlund, Vice President, and General Counsel, is a member of the Committee. The mining and milling industry, by its very nature, can have a significant impact on the natural environment. As a result, environmental planning and compliance must play an ever-increasing part in the operations of any company engaged in these activities. The Corporation takes these issues very seriously and has established the Environment, Health and Safety Committee to oversee the Corporation's efforts to act in a responsible and concerned manner with respect to matters affecting the environment, health and safety. The Corporation's Environment, Health and Safety Committee meets at least once in each quarter in which the Board holds a meeting.

The Corporate Governance and Nominating Committee consists of three directors, all of whom are independent within the meaning of the Governance Guidelines. The Corporate Governance and Nominating Committee is responsible for developing and monitoring the Corporation's approach to corporate governance issues. The Committee oversees the effective functioning of the Board, oversees the relationship between the Board and management, ensures that the Board can function independently of

                       INTERNATIONAL URANIUM CORPORATION
management at such times as is desirable or necessary, identifies individuals qualified to become new Board members and recommends to the Board the director nominees at each annual meeting of shareholders and, with the assistance of the Board and where necessary, develops an orientation and education program for new recruits to the Board. In identifying possible nominees to the Board, the Corporate Governance and Nominating Committee considers the competencies and skills necessary for the Board as a whole, the skills of existing directors and the competencies and skills each new nominee will bring to the Board, as well as whether or not each nominee will devote sufficient time and resources to the Board. The Corporate Governance and Nominating Committee also annually reviews and makes recommendations to the Board with respect to: (i) the size and composition of the Board; (ii) the appropriateness of the committees of the Board; and (iii) the effectiveness and contribution of the Board, its committees and individual directors, having reference to their respective mandates, charters and position descriptions. In addition, the Committee delivers an annual statement on corporate governance to the Board for inclusion in either the Corporation's annual report or management proxy circular. The Corporate Governance and Nominating Committee meets at least annually.

REVIEW OF ADEQUACY AND FORM OF COMPENSATION OF DIRECTORS

While no member of the Board is compensated by the Corporation directly for his participation on the Board or committees of the Board, Board members participate in the Corporation's incentive stock option plan. The extent and level of participation in this Plan is determined by the Board, as a whole, after considering the recommendations of the Compensation Committee, which has been mandated to review the adequacy and form of the compensation of directors and to ensure that such compensation realistically reflects the responsibilities and risk involved in being an effective director.

POSITION DESCRIPTIONS OF MANAGEMENT AND THE BOARD

The Board, together with the Corporation's Chief Executive Officer, has developed position descriptions for the Board, the Chair of the Board, the Chairs of Board Committees and for the Chief Executive Officer, including the definition of the limits to management's responsibilities. Under these position descriptions, the Board has delegated the day-to-day management of the business and affairs of the Corporation to executive officers of the Corporation, subject to the extent and limits defined by the Board. Generally, operations in the ordinary course or that are not in the ordinary course and do not exceed material levels of expenditures or commitment on the part of the Corporation have been delegated to management. Decisions relating to matters that are not in the ordinary course and that involve material expenditures or commitments on the part of the Corporation generally require prior approval of the Board. As the Board has plenary power, any responsibility which is not delegated to management or a Board committee remains with the Board. The Chief Executive Officer reviews corporate objectives with the Board on a quarterly basis. In this manner, the Board approves or develops the corporate objectives which the Chief Executive Officer is responsible for meeting.

SHAREHOLDER COMMUNICATIONS

The Board has put structures in place to ensure effective communication between the Corporation, its shareholders and the public. The Corporation has established an investor relations and corporate development procedure where shareholder concerns are dealt with on an individual basis, usually by providing requested information. Significant shareholder concerns are brought to the attention of management or the Board. Shareholders are informed of developments in the Corporation by the issuance of timely press releases which are concurrently posted to the Corporation's website.

Under its mandate, the Board is required to oversee the Corporation's communications policy. The Board monitors the policies and procedures that are in place to provide for effective communication by the Corporation with its shareholders and with the public generally, including effective means to enable shareholders to communicate with senior management and the Board. The Board also monitors the policies and procedures that are in place to ensure a strong, cohesive, sustained and positive image of the Corporation with shareholders, governments and the public generally.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

There was no indebtedness of directors, executive officers, employees and former executive officers, directors and employees of the Corporation or any of its subsidiaries during the recently-completed fiscal year or as at the date of this Circular.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

No informed person or proposed director of the Corporation and no associate or affiliate of the foregoing persons has or has had any material interest, direct or indirect, in any transaction since the commencement of the Corporation's most recently completed

                       INTERNATIONAL URANIUM CORPORATION
financial year or in any proposed transaction which in either such case has materially affected or would materially affect the Corporation or any of its subsidiaries.

PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

AMENDMENTS TO THE CORPORATION'S BY-LAWS

At the Meeting, shareholders will be asked to consider and, if deemed advisable, to approve an ordinary resolution to confirm amendments to By-Law No. 1 of the Corporation adopted by the Board on December 19, 2005. The amendments adopted by the Board provide for the transmittal of proxies by telephonic or electronic means and execution by an "electronic signature" and also provide for the electronic delivery of notices, communications and documents by the Corporation.

The following amendments to By-Law No. 1 of the Corporation approved by the Board are incorporated in the copy of the Amended and Restated By-Law No. 1 attached to this Circular as Schedule A:

      "1. The second sentence of Section 9.12 of By-Law No. 1 of the Corporation is hereby deleted in its entirety and the following is substituted therefor:

            `A proxy shall be in written or printed format or a format generated by telephonic or electronic means and becomes a proxy when completed and signed in writing or by electronic signature by the shareholder or his attorney authorized by a document that is signed in writing or by electronic signature or, if the shareholder is a body corporate, by an officer or attorney thereof duly authorized. If a proxy or document authorizing an attorney is signed by electronic signature, the means of electronic signature shall permit a reliable determination that the proxy or document was created or communicated by or on behalf of the shareholder or the attorney, as the case may be.'

      2. All but the last sentence of Section 12.01 of By-Law No. 1 of the Corporation is hereby deleted in its entirety and the following substituted therefor:

            `(a) Any notice, communication or document required to be given or sent (which terms in this Section Twelve include send, delivered or served pursuant to the Act, the Corporation's articles, the by-laws or otherwise) by the Corporation to any shareholder or director or the auditor of the Corporation shall be delivered personally or sent by prepaid mail or fax, electronic mail or other electronic means capable of producing a written copy addressed to:

            (i) such shareholder at such shareholder's latest address as shown on the records of the Corporation or its transfer agent;

            (ii) such director at such director's latest address as shown on the records of the Corporation or in the last notice filed under the Corporation's Information Act, whichever is the more current; and

            (iii) the auditor of the Corporation at the auditor's latest address known to the Corporation.

            (b) With respect to every notice or other document sent by prepaid mail, it shall be sufficient to prove that the envelope or wrapper containing the notice or other document was properly addressed and put into a post office or into a post office letter box and shall be deemed to be received by the addressee on the fifth day after mailing."

The Ontario Business Corporations Act (the "Act") requires that any amendment made to the by-laws of a corporation be submitted to the next meeting of shareholders for confirmation by way of ordinary resolution of the majority of the shareholders. If an amendment to the by-laws of a corporation is not approved by the majority of the shareholders, the amendment ceases to be effective.

The text of the resolution to be submitted to shareholders at the Meeting is set forth below:

      "BE IT RESOLVED THAT the amendments to Sections 9.12 and 12.01 of By-law No. 1 of the Corporation approved by the Board on December 19, 2005 are hereby confirmed."

The Board recommends that shareholders vote for the resolution confirming the By-Laws as amended by the Board. In the absence of instructions to the contrary, the accompanying form of proxy will be voted for this ordinary resolution.

                       INTERNATIONAL URANIUM CORPORATION

MANAGEMENT CONTRACTS

Management functions of the Corporation are performed by directors, executive officers or senior officers of the Corporation and not, to any substantial degree, by any other person with whom the Corporation has contracted.

ADDITIONAL INFORMATION

The Board approves the Corporation's annual consolidated financial statements and annual management's discussion and analysis ("MD&A"), quarterly reports to shareholders and the content of the Corporation's other significant public disclosure documents. These and other prescribed documents are available on SEDAR at www.sedar.com. The Corporation has also established and maintains a corporate website (www.intluranium.com) that includes, among other things, an investor relations section containing past annual and quarterly reports and press releases. Financial information regarding the Corporation is provided in the annual financial statements and annual MD&A for the period ended September 30, 2005. Shareholders may contact the Corporation to request copies of the financial statements and MD&A as follows:

      (i)   e-mail:                                iuc@intluranium.com

      (ii)  telephone:                       604-689-7842
                                             International Uranium Corporation
      (iii) mail:                            Suite 2101, 885 West Georgia Street
                                             Vancouver, B.C., V6C 3E8
                                             Attn: Investor Relations

APPROVAL BY DIRECTORS

The contents and sending of this Circular have been approved by the Board.

      DATED at Denver, Colorado, this 19th day of December, 2005.

                                          BY ORDER OF THE BOARD

                                          (signed) David C. Frydenlund,
                                          Corporate Secretary

                       INTERNATIONAL URANIUM CORPORATION

                                  SCHEDULE "A"

                        AMENDED AND RESTATED BY LAW NO. 1
             (As amended by the Corporation's Board of Directors on
                              December 19, 2005.)

          A by-law relating generally to the conduct of the affairs of

                        INTERNATIONAL URANIUM CORPORATION

                                    CONTENTS

                  1.    Interpretation

                  2.    Business of the Corporation

                  3.    Directors

                  4.    Committees

                  5.    Officers

                  6.    Protection of Directors, Officers and Others

                  7.    Shares

                  8.    Dividends and Rights

                  9.    Meetings of Shareholders

                  10.   Information Available to Shareholders

                  11.   Divisions and Departments

                  12.   Notices

                  13.   Effective Date

BE IT ENACTED AND IT IS HEREBY ENACTED as a by-law of INTERNATIONAL URANIUM CORPORATION (hereinafter called the "Corporation") as follows:

                                   SECTION ONE

                                 INTERPRETATION

1.01  Definitions

      In the by-laws of the Corporation, unless the context otherwise requires:

      (1) "Act" means the Business Corporations Act, R.S.0. 1990 c. B.16 and the regulations made pursuant thereto, as from time to time amended, and every statute that may be substituted therefor and, in the case of such substitution, any reference in the by-laws of the Corporation to provisions of the Act shall be read as references to the substituted provisions therefor in the new statute or statutes;

      (2)   "appoint" includes "elect" and vice versa;

      (3)   "board" means the board of directors of the Corporation;

      (4) "by-laws" means this by-law and all other by-laws of the Corporation from time to time in force and effect;

      (5) "meeting of shareholders" includes an annual meeting of shareholders and a special meeting of shareholders; "special meeting of shareholders" includes a meeting of any class or classes of shareholders and a special meeting of all shareholders entitled to vote at an annual meeting of shareholders;

      (6) "non-business day" means Saturday, Sunday and any other day that is a holiday as defined in the Interpretation Act (Ontario);

      (7) "recorded address" means in the case of a shareholder his address as recorded in the securities register; and in the case of joint shareholders the address appearing in the securities register in respect of such joint holding or the first address so appearing if there is more than one; and in the case of a director, officer, auditor or member of a committee of the board his latest address as recorded in the records of the Corporation;

      (8) "signing officer" means, in relation to any instrument, any person authorized to sign the same on behalf of the Corporation by paragraph 2.03 or by a resolution passed pursuant thereto;

      (9) all terms contained in the by-laws and which are defined in the Act shall have the meanings given to such terms in the Act; and

      (10) the singular shall include the plural and the plural shall include the singular; the masculine shall include the feminine and neuter genders; and the word "person" shall include individuals, bodies corporate, corporations, companies, partnerships, syndicates, trusts, unincorporated organizations and any number or aggregate of persons.

                                   SECTION TWO

                           BUSINESS OF THE CORPORATION

2.01  Corporate Seal

      The Corporation may have a corporate seal which shall be adopted and may be changed by resolution of the board.

2.02  Financial Year

      The financial year of the Corporation shall be as determined by the board from time to time.

2.03  Execution of Instruments

      Contracts, documents or instruments in writing requiring the signature of the Corporation may be signed on behalf of the Corporation by any two officers or directors and instruments in writing so signed shall be binding upon the Corporation without any further authorization or formality. The board shall have power from time to time by resolution to appoint any officer or officers or any person or persons on behalf of the Corporation either to sign contracts, documents and instruments in writing generally or to sign specific contracts, documents or instruments in writing.

      The seal of the Corporation may when required be affixed to contracts, documents and instruments in writing signed as aforesaid or by any officer or officers, person or persons, appointed as aforesaid by resolution of the board.

      The term "contracts, documents or instruments in writing" as used in this by-law shall include deeds, mortgages, hypothecs, charges, conveyances, transfers and assignments of property, real or personal, movable or immovable, agreements, releases, receipts and discharges for the payment of money or other obligations, conveyances, transfers and assignments of shares, share warrants, stocks, bonds, debentures, notes or other securities and all paper writings.

      The signature or signatures of the Chairman of the Board (if any), the Vice-Chairman of the Board, the President, any Executive Vice-President, or any Vice-President together with any one of the Secretary, the Treasurer, an Assistant Secretary, an Assistant Treasurer or any one of the foregoing officers together with any one director of the Corporation and/or any other officer or officers, person or persons, appointed as aforesaid by resolution of the board may, if specifically authorized by resolution of the directors, be printed, engraved, lithographed or otherwise mechanically reproduced upon any contracts, documents or instruments in writing or bonds, debentures, notes or other securities of the Corporation executed or issued by or on behalf of the Corporation and all contracts, documents or instruments in writing or bonds, debentures, notes or other securities of the Corporation on which the signature or signatures of any of the foregoing officers or directors or persons authorized as aforesaid shall be so reproduced pursuant to special authorization by resolution of the board, shall be deemed to have been manually signed by such officers or directors or persons whose signature or signatures is or are so reproduced and shall be as valid to all intents and purposes as if they had been signed manually and notwithstanding that the officers or directors or persons whose signature or signatures is or are so reproduced may have ceased to hold office at the date of the delivery or issue of such contracts, documents or instruments in writing or bonds, debentures, notes or other securities of the Corporation.

2.04  Banking Arrangements

      The banking business of the Corporation, or any part thereof, including, without limitation, the borrowing of money and the giving of security therefor, shall be transacted with such banks, trust companies or other bodies corporate or organizations as may from time to time be designated by or under the authority of the board. Such banking business or any part thereof shall be transacted under such agreements, instructions and delegations of powers as the board may from time to time by resolution prescribe or authorize.

2.05  Custody of Securities

      All shares and securities owned by the Corporation shall be lodged (in the name of the Corporation) with a chartered bank or a trust company or in a safety deposit box or, if so authorized by resolution of the board, with such other depositaries or in such other manner as may be determined from time to time by resolution of the board.

      All share certificates, bonds, debentures, notes or other obligations or securities belonging to the Corporation may be issued or held in the name of a nominee or nominees of the Corporation (and if issued or held in the names of more than one nominee shall be held in the names of the nominees jointly with the right of survivorship) and shall be endorsed in blank with endorsement guaranteed in order to enable transfer to be completed and registration to be effected.

2.06     Voting Shares and Securities in other Companies

      All of the shares or other securities carrying voting rights of any other body corporate held from time to time by the Corporation may be voted at any and all meetings of shareholders, bondholders, debenture holders or holders of other securities (as the case may be) of such other body corporate and in such manner and by such person or persons as the board shall from time to time by resolution determine. The proper signing officers of the Corporation may also from time to time execute and deliver for and on behalf of the Corporation proxies and/or arrange for the issuance of voting certificates and/or other evidence of the right to vote in such names as they may determine without the necessity of a resolution or other action by the board.

                                  SECTION THREE

                                    DIRECTORS

3.01  Number of Directors and Quorum

      The number of directors of the Corporation shall be the number of directors as specified in the articles or, where a minimum and maximum number of directors is provided for in the articles, the number of directors of the Corporation shall be the number of directors determined from time to time by special resolution or, if a special resolution empowers the directors to determine the number, the number of directors determined by resolution of the board. Subject to paragraph 3.08, the quorum for the transaction of business at any meeting of the board shall be a majority of the number of directors then in office and or such greater number of directors as the board may from time to time by resolution determine, provided that if the Corporation has fewer than three directors, all directors must be present at any meeting of the board to constitute a quorum.

3.02  Qualification

      No person shall be qualified for election as a director if he is less than 18 years of age; if he is of unsound mind and has been so found by a court in Canada or elsewhere; if he is not an individual; or if he has the status of a bankrupt. A director need not be a shareholder. A majority of the directors shall be resident Canadians, provided that if the Corporation has only one or two directors, that director or one of the two directors, as the case may be, shall be a resident Canadian. If the Corporation is or becomes an offering corporation within the meaning of the Act, at least one-third of the directors of the Corporation shall not be officers or employees of the Corporation or any of its affiliates.

3.03  Election and Term

      The election of directors shall take place at the first meeting of shareholders and at each succeeding annual meeting of shareholders and all the directors then in office shall retire but, if qualified, shall be eligible for re-election. The number of directors to be elected at any such meeting shall be the number of directors as specified in the articles or, if a minimum and maximum number of directors is provided for in the articles, the number of directors determined by special resolution or, if the special resolution empowers the directors to determine the number, the number of directors determined by resolution of the board. The voting on the election shall be by show of hands unless a ballot is demanded by any shareholder. If an election of directors is not held at the proper time, the incumbent directors shall continue in office until their successors are elected.

3.04  Removal of Directors

      Subject to the provisions of the Act, the shareholders may by ordinary resolution passed at a meeting specially called for such purpose remove any director from office and the vacancy created by such removal may be filled at the same meeting failing which it may be filled by a quorum of the directors.

3.05  Vacation of Office

      A director ceases to hold office when he dies or, subject to the Act, resigns; he is removed from office by the shareholders in accordance with the Act; he becomes of unsound mind and is so found by a court in Canada or elsewhere or if he acquires the status of a bankrupt.

3.06  Vacancies

      Subject to the Act, a quorum of the board may fill a vacancy in the board, except a vacancy resulting from an increase in the number or maximum number of directors or from a failure of the shareholders to elect the number of directors required to be elected at any meeting of shareholders. In the absence of a quorum of the board, or if the vacancy has arisen from a failure of the shareholders to elect the number of directors required to be elected at any meeting of shareholders, the directors then in office shall forthwith call a special meeting of shareholders to fill the vacancy. If the directors then in office fail to call such meeting or if there are no directors then in office, any shareholder may call the meeting.

3.07  Action by the Board

      The board shall manage or supervise the management of the business and affairs of the Corporation. Subject to paragraphs 3.08 and 3.09, the powers of the board may be exercised at a meeting at which a quorum is present or by resolution in writing signed by all the directors entitled to vote on that resolution at a meeting of the board. Where there is a vacancy in the board, the remaining directors may exercise all the powers of the board so long as a quorum of the board remains in office.

3.08  Canadian Majority

      The board shall not transact business at a meeting other than to fill a vacancy in the board, unless a majority of the directors present are resident Canadians, except where

      (a) a resident Canadian director who is unable to be present approves in writing or by telephone or other communications facilities the business transacted at the meeting; and

      (b) a majority of resident Canadians would have been present had that director been present at the meeting.

3.09  Meeting by Telephone

      If all the directors of the Corporation present or participating in the meeting consent, a director may participate in a meeting of the board or of a committee of the board by means of such telephone, electronic or other communications facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and a director participating in such a meeting by such means is deemed to be present at the meeting. Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the board and of committees of the board held while a director holds office.

3.10  Place of Meetings

      Meetings of the board may be held at any place within or outside Ontario. In any financial year of the Corporation a majority of the meetings of the board need not be held within Canada.

3.11  Calling of Meetings

      Subject to the Act, meetings of the board shall be held from time to time on such day and at such time and at such place as the board, the Chairman of the Board (if any), the President, a Vice-President who is a director or any two directors may determine and the Secretary, when directed by the board, the Chairman of the Board (if any), the President, a Vice-President who is a director or any two directors shall convene a meeting of the board.

3.12  Notice of Meeting

      Notice of the date, time and place of each meeting of the board shall be given in the manner provided in paragraph 12.01 to each director not less than 48 hours (exclusive of any part of a non-business day) before the time when the meeting is to be held. A notice of a meeting of directors need not specify the purpose of or the business to be transacted at the meeting except where the Act requires such purpose or business to be specified.

      A director may in any manner waive notice of or otherwise consent to a meeting of the board.

3.13  First Meeting of New Board

      Provided a quorum of directors is present, each newly elected board may without notice hold its first meeting immediately following the meeting of shareholders at which such board is elected.

3.14  Adjourned Meeting

      Notice of an adjourned meeting of the board is not required if the time and place of the adjourned meeting is announced at the original meeting.

3.15  Regular Meetings

      The board may appoint a day or days in any month or months for regular meetings of the board at a place and hour to be named. A copy of any resolution of the board fixing the place and time of such regular meetings shall be sent to each director forthwith after being passed, but no other notice shall be required for any such regular meeting except where the Act requires the purpose thereof or the business to be transacted thereat to be specified.

3.16  Chairman

      The chairman of any meeting of the board shall be the first mentioned of such of the following officers as have been appointed and who is a director and is present at the meeting: the Chairman of the Board, the President or a Vice-President. If no such officer is present, the directors present shall choose one of their number to be chairman.

3.17  Votes to Govern

      At all meetings of the board every question shall be decided by a majority of the votes cast on the question. In case of an equality of votes the chairman of the meeting shall not be entitled to a second or casting vote.

3.18  Conflict of Interest

      A director or officer who is a party to, or who is a director or officer of or has a material interest in any person who is a party to, a material contract or transaction or proposed material contract or transaction with the Corporation shall disclose in writing to the Corporation or request to have entered in the minutes of the meetings of the directors the nature and extent of his interest at the time and in the manner provided by the Act. Any such contract or transaction or proposed contract or transaction shall be referred to the board or shareholders for approval even if such contract is one that in the ordinary course of the Corporation's business would not require approval by the board or shareholders, and a director interested in a contract so referred to the board shall not vote on any resolution to approve the same except as permitted by the Act.

3.19     Remuneration and Expenses

         The directors shall be paid such remuneration for their services as the board may from time to time determine. The directors shall also be entitled to be reimbursed for traveling and other expenses properly incurred by them in attending meetings of the shareholders or of the board or any committee thereof or otherwise in the performance of their duties. Nothing herein contained shall preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.

                                  SECTION FOUR

                                   COMMITTEES

4.01  Committee of Directors

      The board may appoint a committee of directors, however designated, and delegate to such committee any of the powers of the board except those which pertain to items which, under the Act, a committee of directors has no authority to exercise. A majority of the members of such committee shall be resident Canadians.

4.02  Transaction of Business

      The powers of a committee of directors may be exercised by a meeting at which a quorum is present or by resolution in writing signed by all members of such committee who would have been entitled to vote on that resolution at a meeting of the committee. Meetings of such committee may be held at any place within or outside Ontario.

4.03  Audit Committee

      The board may, and shall if the Corporation becomes an offering corporation within the meaning of the Act, elect annually from among its number an audit committee to be composed of not fewer than three directors of whom a majority shall not be officers or employees of the Corporation or its affiliates. The audit committee shall have the powers and duties provided in the Act.

4.04  Advisory Committees

      The board may from time to time appoint such other committees as it may deem advisable, but the functions of any such other committees shall be advisory only.

4.05  Procedure

      Unless otherwise determined by the board, each committee shall have power to fix its quorum at not less than a majority of its members, to elect its chairman and to regulate its procedure.

                                  SECTION FIVE

                                    OFFICERS

5.01  Appointment

      The board may from time to time appoint a Chairman of the Board, a President, one or more Vice-Presidents (to which title may be added words indicating seniority or function), a Secretary, a Treasurer and such other officers as the board may determine, including one or more assistants to any of the officers so appointed. The board may specify the duties of and, in accordance with this by-law and subject to the provisions of the Act, delegate to such officers powers to manage the business and affairs of the Corporation. Subject to paragraph 5.02, an officer may but need not be a director and one person may hold more than one office. In case and whenever the same person holds the offices of Secretary and Treasurer, he may but need not be known as the Secretary-Treasurer. All officers shall sign such contracts, documents, or instruments in writing as require their respective signatures. In the case of the absence or inability to act of any officer or for any other reason that the board may deem sufficient, the board may delegate all or any of the powers of such officer to any other officer or to any director for the time being.

5.02  Chairman of the Board

      The Chairman of the Board, if appointed, shall be a director and shall, when present, preside at all meetings of the board and committees of the board. The Chairman of the Board shall be vested with and may exercise such powers and shall perform such other duties as may from time to time be assigned to him by the board. During the absence or disability of the Chairman of the Board, his duties shall be performed and his powers exercised by the President.

5.03  President

      The President shall, and unless and until the board designates any other officer of the Corporation to be the Chief Executive Officer of the Corporation, be the Chief Executive Officer and, subject to the authority of the board, shall have general supervision of the business and affairs of the Corporation and such other powers and duties as the board may specify. The President shall be vested with and may exercise all the powers and shall perform all the duties of the Chairman of the Board if none be appointed or if the Chairman of the Board is absent or unable or refuses to act.

5.04  Vice-President

      Each Vice-President shall have such powers and duties as the board or the President may specify. The Vice-President or, if more than one, the Vice-President designated from time to time by the board or by the President, shall be vested with all the powers and shall perform all the duties of the President in the absence or inability or refusal to act of the President, provided, however, that a Vice-President who is not a director shall not preside as chairman at any meeting of the board and that a Vice-President who is not a director and shareholder shall not preside as chairman at any meeting of shareholders.

5.05  Secretary

      The Secretary shall give or cause to be given as and when instructed, all notices to shareholders, directors, officers, auditors and members of committees of the board; he shall be the custodian of the stamp or mechanical device generally used for affixing the corporate seal of the Corporation and all books, papers, records, documents and instruments belonging to the Corporation, except when some other officer or agent has been appointed for that purpose; and he shall have such other powers and duties as the board may specify.

5.06  Treasurer

      The Treasurer shall keep proper accounting records in compliance with the Act and shall be responsible for the deposit of money, the safekeeping of securities and the disbursement of the funds of the Corporation; he shall render to the board whenever required an account of all his transactions as Treasurer and of the financial position of the Corporation; and he shall have such other powers and duties as the board may specify. Unless and until the board designates any other officer of the Corporation to be the Chief Financial Officer of the Corporation, the Treasurer shall be the Chief Financial Officer of the Corporation.

5.07  Powers and Duties of Other Officers

      The powers and duties of all other officers shall be such as the terms of their engagement call for or as the board may specify. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the board otherwise directs.

5.08  Variation of Powers and Duties

      The board may from time to time and subject to the provisions of the Act, vary, add to or limit the powers and duties of any officer.

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5.09  Term of Office

      The board, in its discretion, may remove any officer of the Corporation, with or without cause, without prejudice to such officer's rights under any employment contract. Otherwise each officer appointed by the board shall hold office until his successor is appointed or until the earlier of his resignation or death.

5.10  Terms of Employment and Remuneration

      The terms of employment and the remuneration of an officer appointed by the board shall be settled by it from time to time. The fact that any officer or employee is a director or shareholder of the Corporation shall not disqualify him from receiving such remuneration as may be so determined.

5.11  Conflict of Interest

      An officer shall disclose his interest in any material contract or transaction or proposed material contract or transaction with the Corporation in accordance with paragraph 3.18.

5.12  Agents and Attorneys

      The board shall have power from time to time to appoint agents or attorneys for the Corporation in or outside Canada with such powers of management or otherwise (including the powers to subdelegate) as may be thought fit.

5.13  Fidelity Bonds

      The board may require such officers, employees and agents of the Corporation as the board deems advisable to furnish bonds for the faithful discharge of their powers and duties, in such form and with such surety as the board may from time to time determine but no director shall be liable for failure to require any such bond or for the insufficiency of any such bond or for any loss by reason of the failure of the Corporation to receive any indemnity thereby provided.

                                   SECTION SIX

                                  PROTECTION OF
                         DIRECTORS, OFFICERS AND OTHERS

6.01  Submission of Contracts or Transactions to Shareholders for Approval

      The board in its discretion may submit any contract, act or transaction for approval, ratification or confirmation at any meeting of the shareholders called for the purpose of considering the same and any contract, act or transaction that shall be approved, ratified or confirmed by a resolution passed by a majority of the votes cast at any such meeting (unless any different or additional requirement is imposed by the Act or by the Corporation's articles or any other by-law) shall be as valid and as binding upon the Corporation and upon all the shareholders as though it had been approved, ratified or confirmed by every shareholder of the Corporation.

6.02  For the Protection of Directors and Officers

      In supplement of and not by way of limitation upon any rights conferred upon directors by the provisions of the Act, it is declared that no director shall be disqualified by his office from, or vacate his office by reason of, holding any office or place of profit under the Corporation or under any body corporate in which the Corporation shall be a shareholder or by reason of being otherwise in any way directly or indirectly interested or contracting with the Corporation either as vendor, purchaser or otherwise or being concerned in any contract or arrangement made or proposed to be entered into with the Corporation in which he is in any way directly or indirectly interested either as vendor, purchaser or otherwise nor shall any director be liable to account to the Corporation or any of its shareholders or creditors for any profit arising from any such office or place of profit; and, subject to the provisions of the Act, no contract or arrangement entered into by or on behalf of the Corporation in which any director shall be in any way directly or indirectly interested shall be avoided or voidable and no director shall be liable to account to the Corporation or any of its shareholders or creditors for any profit realized by or from any such contract or arrangement by reason of the fiduciary relationship existing or established thereby. Subject to the provisions of the Act and to paragraph 3.18, no director shall be obliged to make any declaration of interest or refrain from voting in respect of a contract or proposed contract with the Corporation in which such director is in any way directly or indirectly interested.

6.03  Limitation of Liability

      Except as otherwise provided in the Act, no director or officer for the time being of the Corporation shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee or for joining in any receipt or act for conformity or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired by the Corporation or for or on behalf of the Corporation or for the insufficiency or deficiency of any security in or upon which any of the moneys of or belonging to the Corporation shall be placed out or invested or for any loss or damage arising from the bankruptcy, insolvency or tortious act of any persons, firm or corporation including any person, firm or corporation with whom or which any moneys, securities or effects shall be lodged or deposited for any loss, conversion, misapplication or misappropriation of or any damage resulting from any dealings with any moneys, securities or other assets belonging to the Corporation or for any other loss, damage or misfortune whatever which may happen in the execution of the duties of his respective office or trust or in relation thereto unless the same shall happen by or through his failure to exercise the powers and to discharge the duties of his office honestly, in good faith and in the best interests of the Corporation and in connection therewith to exercise the degree of care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. The directors for the time being of the Corporation shall not be under any duty or responsibility in respect of any contract, act or transaction whether or not made, done or entered into in the name or on behalf of the Corporation, except such as shall have been submitted to and authorized or approved by the board. If any director or officer of the Corporation shall be employed by or shall perform services for the Corporation otherwise than as a director or officer or shall be a member of a firm or a shareholder, director or officer of a company which is employed by or performs services for the Corporation, the fact of his being a director or officer of the Corporation shall not disentitle such director or officer or such firm or company, as the case may be, from receiving proper remuneration for such services.

6.04  Indemnity

      Subject to the limitations contained in the Act, the Corporation shall indemnify a director or officer, a former director or officer, or a person who acts or acted at the Corporation's request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor, and his heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of the Corporation or such body corporate, if

      (a) he acted honestly and in good faith with a view to the best interest of the Corporation; and

      (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

The Corporation shall also indemnify such person in such other circumstances as the Act permits or requires.

6.05  Insurance

      The Corporation may purchase and maintain insurance for the benefit of any person referred to in paragraph 6.04 against such liabilities and in such amounts as the board may from time to time determine and are permitted by the Act.

                                  SECTION SEVEN

                                     SHARES

7.01  Allotment

      The board may from time to time allot or grant options to purchase the whole or any part of the authorized and unissued shares of the Corporation at such times and to such persons and for such consideration as the board shall determine, provided that no share shall be issued until it is fully paid as provided by the Act.

7.02  Commissions

      The board may from time to time authorize the Corporation to pay a reasonable commission to any person in consideration of his purchasing or agreeing to purchase shares of the Corporation, whether from the Corporation or from any other person, or procuring or agreeing to procure purchasers for any such shares.

7.03  Registration of Transfers

      Subject to the provisions of the Act, no transfer of shares shall be registered in a securities register except upon presentation of the certificate representing such shares with an endorsement which complies with the Act made thereon or delivered therewith duly executed by an appropriate person as provided by the Act, together with such reasonable assurance that the endorsement is genuine and effective as the board may from time to time prescribe, upon payment of all applicable taxes and any fees prescribed by the board, upon compliance with such restrictions on transfer as are authorized by the articles and upon satisfaction of any lien referred to in paragraph 7.05.

7.04  Transfer Agents and Registrars

      The board may from time to time appoint one or more agents to maintain, in respect of each class of securities of the Corporation issued by it in registered form, a securities register and one or more branch securities registers. Such a person may be designated as transfer agent and registrar according to his functions and one person may be designated both registrar and transfer agent. The board may at any time terminate such appointment.

7.05  Lien for Indebtedness

      The Corporation shall have a lien on any share registered in the name of a shareholder or his legal representatives for a debt of that shareholder to the Corporation, provided that if the shares of the Corporation are listed on a stock exchange recognized by the Ontario Securities Commission, the Corporation shall not have such lien. The Corporation may enforce any lien that it has on shares registered in the name of a shareholder indebted to the Corporation by the sale of the shares thereby affected or by any other action, suit, remedy or proceeding authorized or permitted by law and, pending such enforcement, the Corporation may refuse to register a transfer of the whole or any part of such shares.

7.06  Non-recognition of Trusts

      Subject to the provisions of the Act, the Corporation may treat as absolute owner of any share the person in whose name the share is registered in the securities register as if that person had full legal capacity and authority to exercise all rights of ownership, irrespective of any indication to the contrary through knowledge or notice or description in the Corporation's records or on the share certificate.

7.07  Share Certificates

      Every holder of one or more shares of the Corporation shall be entitled, at his option, to a share certificate, or to a non-transferable written acknowledgement of his right to obtain a share certificate, stating the number and class or series of shares held by him as shown on the securities register. Share certificates and acknowledgements of a shareholder's right to a share certificate, respectively, shall be in such form as the board shall from time to time approve. Any share certificate shall be signed in accordance with paragraph
2.03 and need not be under the corporate seal; provided that, unless the board otherwise determines, certificates representing shares in respect of which a transfer agent and/or registrar has been appointed shall not be valid unless countersigned by or on behalf of such transfer agent and/or registrar. The signature of one of the signing officers or, in the case of share certificates which are not valid unless countersigned by or on behalf of a transfer agent and/or registrar, the signatures of both signing officers, may be printed or mechanically reproduced in facsimile upon share certificates and every such facsimile signature shall for all purposes be deemed to be the signature of the officer whose signature it reproduces and shall be binding upon the Corporation. A share certificate executed as aforesaid shall be valid notwithstanding that one or both of the officers whose facsimile signature appears thereon no longer holds office at the date of issue of the certificate.

7.08  Replacement of Share Certificates

      The board or any officer or agent designated by the board may in its or his discretion direct the issue of a new share certificate in lieu of and upon cancellation of a share certificate that has been mutilated or in substitution for a share certificate claimed to have been lost, destroyed or wrongfully taken on payment of such fee, not exceeding $3.00, and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the board may from time to time prescribe, whether generally or in any particular case.

7.09  Joint Shareholders

      If two or more persons are registered as joint holders of any share, the Corporation shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them. Any one of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such shares.

7.10  Deceased Shareholders

      In the event of the death of a holder, or of one of the joint holders, of any share, the Corporation shall not be required to make any entry in the securities register in respect thereof or to make payment of any dividends thereon except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Corporation and its transfer agents.

                                  SECTION EIGHT

                              DIVIDENDS AND RIGHTS

8.01  Dividends

      Subject to the provisions of the Act, the board may from time to time declare dividends payable to the shareholders according to their respective rights and interest in the Corporation. Dividends may be paid in money or property or by issuing fully paid shares of the Corporation.

8.02  Dividend Cheques

      A dividend payable in cash shall be paid by cheque drawn on the Corporation's bankers or one of them to the order of each registered holder of shares of the class or series in respect of which it has been declared and mailed by prepaid ordinary mail to such registered holder at his recorded address, unless such holder otherwise directs. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and mailed to them at their recorded address. The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.

8.03  Non-receipt of Cheques

      In the event of non-receipt of any dividend cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title as the board may from time to time prescribe, whether generally or in any particular case.

8.04  Record Date for Dividends and Rights

      The board may fix in advance a date, preceding by not more than 50 days the date for the payment of any dividend or the date for the issue of any warrant or other evidence of the right to subscribe for securities of the Corporation, as a record date for the determination of the persons entitled to receive payment of such dividend or to exercise the right to subscribe for such securities, and notice of any such record date shall be given not less than seven days before such record date in the manner provided by the Act. If no record date is so fixed, the record date for the determination of the persons entitled to receive payment of any dividend or to exercise the right to subscribe for securities of the Corporation shall be at the close of business on the day on which the resolution relating to such dividend or right to subscribe is passed by the board.

8.05  Unclaimed Dividends

      Any dividend unclaimed after a period of six years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.

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

                                  SECTION NINE

                            MEETINGS OF SHAREHOLDERS

9.01  Annual Meetings

      The annual meeting of shareholders shall be held at such time in each year as the board, the Chairman of the Board (if any) or the President may from time to time determine, for the purpose of considering the financial statements and reports required by the Act to be placed before the annual meeting, electing directors, appointing an auditor and for the transaction of such other business as may properly be brought before the meeting.

9.02  Special Meetings

      The board, the Chairman of the Board (if any) or the President shall have power to call a special meeting of shareholders at any time.

9.03  Place of Meetings

      Meetings of shareholders shall be held at the registered office of the Corporation or elsewhere in the municipality in which the registered office is situate or, if the board shall so determine, at some other place in Canada or, if all the shareholders entitled to vote at the meeting so agree, at some place outside Canada.

9.04  Notice of Meetings

      Notice of the time and place of each meeting of shareholders shall be given in the manner provided in paragraph 12.01 not less than 21 days nor more than 50 days before the date of the meeting to each director, to the auditor and to each shareholder who at the close of business on the record date for notice is entered in the securities register as the holder of one or more shares carrying the right to vote at the meeting. Notice of a meeting of shareholders called for any purpose other than consideration of the financial statements and auditor's report, election of directors and reappointment of the incumbent auditor shall state or be accompanied by a statement of the nature of such business in sufficient detail to permit the shareholder to form a reasoned judgment thereon and the text of any special resolution or by-law to be submitted to the meeting. A shareholder and any other person entitled to attend a meeting of shareholders may in any manner waive notice of or otherwise consent to a meeting of shareholders.

9.05  List of Shareholders Entitled to Notice

      For every meeting of shareholders, the Corporation shall prepare a list of shareholders entitled to receive notice of the meeting, arranged in alphabetical order and showing the number of shares held by each shareholder entitled to vote at the meeting. If a record date for the meeting is fixed pursuant to paragraph 9.06, the shareholders listed shall be those registered at the close of business on such record date. If no record date is fixed, the shareholders listed shall be those registered at the close of business on the day immediately preceding the day on which notice of the meeting is given, or where no such notice is given, the day on which the meeting is held. The list shall be available for examination by any shareholder during usual business hours at the registered office of the Corporation or at the place where the central securities register is maintained and at the meeting for which the list was prepared.

9.06  Record Date for Notice

      The board may fix in advance a date, preceding the date of any meeting of shareholders by not more than 50 days and not less than 21 days, as a record date for the determination of the shareholders entitled to notice of the meeting, provided that notice of any such record date shall be given not less than seven days before such record date by newspaper advertisement in the manner provided in the Act and, if any shares of the Corporation are listed for trading on a stock exchange in Canada, by written notice to each such stock exchange. If no record date is so fixed, the record date for the determination of the shareholders entitled to notice of the meeting shall be at the close of business on the day immediately preceding the day on which the notice is given or, if no notice is given, the day on which the meeting is held.

9.07  Meetings without Notice

      A meeting of shareholders may be held without notice at any time and place permitted by the Act

      (a) if all the shareholders entitled to vote thereat are present in person or represented by proxy waive notice of or otherwise consent to such meeting being held, and

      (b) if the auditor and the directors are present or waive notice of or otherwise consent to such meeting being held, so long as such shareholders, auditor and directors present are not attending for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called. At such a meeting any business may be transacted which the Corporation at a meeting of shareholders may transact. If the meeting is held at a place outside Canada, shareholders not present or represented by proxy, but who have waived notice of or otherwise consented to such meeting, shall also be deemed to have consented to the meeting being held at such place.

9.08  Chairman, Secretary and Scrutineers

      The chairman of any meeting of shareholders shall be the first mentioned of such of the following officers as have been appointed and who is present at the meeting: the President or a Vice-President who is a director and a shareholder. If no such officer is present within 15 minutes from the time fixed for holding the meeting, the persons present and entitled to vote shall choose one of their number to be chairman. If the Secretary of the Corporation is absent, the chairman shall appoint some person, who need not be a shareholder, to act as secretary of the meeting. If desired, one or more scrutineers, who need not be shareholders, may be appointed by a resolution or by the chairman with the consent of the meeting.

9.09  Persons Entitled to be Present

      The only persons entitled to be present at a meeting of shareholders shall be those entitled to vote thereat, the directors and the auditor of the Corporation and others who, although not entitled to vote are entitled or required under any provision of the Act or the articles or the by-laws to be present at the meeting. Any other person may be admitted only on the invitation of the chairman of the meeting or with the consent of the meeting.

9.10  Quorum

      Subject to section 9.20 of this by-laws, a quorum for the transaction of business at any meeting of shareholders shall be 2 persons present in person, each being a shareholder entitled to vote thereat or a duly appointed proxy or proxyholder for an absent shareholder so entitled, holding or representing in the aggregate not less than 10% of the issued shares of the Corporation enjoying voting rights at such meeting.

9.11  Right to Vote

      Subject to the provisions of the Act as to authorized representatives of any other body corporate or association, at any meeting of shareholders for which the Corporation has prepared the list referred to in paragraph 9.05, every person who is named in such list shall be entitled to vote the shares shown opposite his name except to the extent that such person has transferred any of his shares after the record date determined in accordance with paragraph 9.06 and the transferee, having produced properly endorsed certificates evidencing such shares or having otherwise established that he owns such shares, has demanded not later than 10 days before the meeting that his name be included in such list. In any such case the transferee shall be entitled to vote the transferred shares at the meeting. At any meeting of shareholders for which the Corporation has not prepared the list referred to in paragraph 9.05, every person shall be entitled to vote at the meeting who at the time is entered in the securities register as the holder of one or more shares carrying the right to vote at such meeting.

9.12  Proxies

      Every shareholder entitled to vote at a meeting of shareholders may appoint a proxyholder, or one or more alternate proxyholders, who need not be shareholders, to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be in written or printed format or a format generated by telephonic or electronic means and becomes a proxy when completed and signed in writing or by electronic signature by the shareholder or his attorney authorized by a document that is signed in writing or by electronic signature or, if the shareholder is a body corporate, by an officer or attorney thereof duly authorized. If a proxy or document authorizing an attorney is signed by electronic signature, the means of electronic signature shall permit a reliable determination that the proxy or document was created or communicated by or on behalf of the shareholder or the attorney, as the case may be.

9.13  Time for Deposit of Proxies

      The board may by resolution specify in a notice calling a meeting of shareholders a time, preceding the time of such meeting or an adjournment thereof by not more than 48 hours exclusive of any part of a non-business day, before which time proxies to be used at such meeting must be deposited. A proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited with the Corporation or an agent thereof specified in such notice or, if no such time is specified in such notice, only if it has been received by the Secretary of the Corporation or by the chairman of the meeting or any adjournment thereof prior to the time of voting.

9.14  Joint Shareholders

      If two or more persons hold shares jointly, any one of them present in person or represented by proxy at a meeting of shareholders may, in the absence of the other or others, vote the shares; but if two or more of those persons are present in person or represented by proxy and vote, they shall vote as one the shares jointly held by them.

9.15  Votes to Govern

      At any meeting of shareholders every question shall, unless otherwise required by the articles or by-laws or by law, be determined by a majority of the votes cast on the question. In case of an equality of votes either upon a show of hands or upon a poll, the chairman of the meeting shall not be entitled to a second or casting vote.

9.16  Show of Hands

      Subject to the provisions of the Act, any question at a meeting of shareholders shall be decided by a show of hands unless a ballot thereon is required or demanded as hereinafter provided. Upon a show of hands every person who is present and entitled to vote shall have one vote. Whenever a vote by show of hands shall have been taken upon a question, unless a ballot thereon is so required or demanded, a declaration by the chairman of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceeding in respect of the said question, and the result of the vote so taken shall be the decision of the shareholders upon the said question.

9.17  Ballots

      On any question proposed for consideration at a meeting of shareholders, and whether or not a vote by show of hands has been taken thereon, any shareholder or proxyholder entitled to vote at the meeting may require or demand a ballot. A ballot so required or demanded shall be taken in such manner as the chairman shall direct. A requirement or demand for a ballot may be withdrawn at any time prior to the taking of the ballot. If a ballot is taken each person present shall be entitled, in respect of the shares which he is entitled to vote at the meeting upon the question, to that number of votes provided by the Act or the articles, and the result of the ballot so taken shall be the decision of the shareholders upon the said question.

9.18  Adjournment

      The chairman at the meeting of shareholders may with the consent of the meeting and subject to such conditions as the meeting may decide, or where otherwise permitted under the provisions of the Act, adjourn the meeting from time to time and from place to place. If a meeting of shareholders is adjourned for less than 30 days, it shall not be necessary to give notice of the adjourned meeting, other than by announcement at the earliest meeting that is adjourned. If a meeting of shareholders is adjourned by one or more adjournments for an aggregate of 30 days or more, notice of the adjourned meeting shall be given as for an original meeting.

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9.19  Resolution in Writing

      A resolution in writing signed by all the shareholders entitled to vote on that resolution at a meeting of shareholders is as valid as if it had been passed at a meeting of the shareholders unless a written statement with respect to the subject matter of the resolution is submitted by a director or the auditor in accordance with the Act.

9.20  Only One Shareholder

      Where the Corporation has only one shareholder or only one holder of any class or series of shares, all business which the Corporation may transact at an annual or special meeting of shareholders shall be transacted in the manner provided for in paragraph 9.19.

                                   SECTION TEN

                      INFORMATION AVAILABLE TO SHAREHOLDERS

10.01  Information Available to Shareholders

      Except as provided by the Act, no shareholder shall be entitled to discovery of any information respecting any details or conduct of the Corporation's business which in the opinion of the directors it would be inexpedient in the interests of the Corporation to communicate to the public.

10.02  Directors' Determination

      The directors may from time to time, subject to the rights conferred by the Act, determine whether and to what extent and at what time and place and under what conditions or regulations the documents, books and registers and accounting records of the Corporation or any of them shall be open to the inspection of shareholders and no shareholder shall have any right to inspect any document or book or register or accounting record of the Corporation except as conferred by statute or authorized by the board or by a resolution of the shareholders in general meeting.

                                 SECTION ELEVEN

                            DIVISIONS AND DEPARTMENTS

11.01  Creation and Consolidation of Divisions

      The board may cause the business and operations of the Corporation or any part thereof to be divided or to be segregated into one or more divisions upon such basis, including without limitation, character or type of operation, geographical territory, product manufactured or service rendered, as the board may consider appropriate in each case. The board may also cause the business and operations of any such division to be further divided into sub-units and the business and operations or any such divisions or sub-units to be consolidated upon such basis as the board may consider appropriate in each case.

11.02  Name of Division

      Any division or its sub-units may be designated by such name as the board may from time to time determine and may transact business under such name, provided that the Corporation shall set out its name in legible characters in all contracts, invoices, negotiable instruments and orders for goods or services issued or made by or on behalf of the Corporation.

11.03  Officers of Division

      From time to time the board or, if authorized by the board, the Chief Executive Officer, may appoint one or more officers for any division, prescribe their powers and duties and settle their terms of employment and remuneration. The board or, if authorized by the board, the Chief Executive Officer, may remove at its or his pleasure any officer so appointed, without prejudice to such officer's rights under any employment contract. Officers of divisions or their sub-units shall not, as such, be officers of the Corporation.

                                 SECTION TWELVE

                                     NOTICES

12.01  Method of Giving Notices

      (a) Any notice, communication or document required to be given or sent (which terms in this Section Twelve include send, delivered or served pursuant to the Act, the Corporation's articles, the by-laws or otherwise) by the Corporation to any shareholder or director or the auditor of the Corporation shall be delivered personally or sent by prepaid mail or fax, electronic mail or other electronic means capable of producing a written copy addressed to:

            (i) such shareholder at such shareholder's latest address as shown on the records of the Corporation or its transfer agent;

            (ii) such director at such director's latest address as shown on the records of the Corporation or in the last notice filed under the Corporation's Information Act, whichever is the more current; and

            (iii) the auditor of the Corporation at the auditor's latest address known to the Corporation.

      (b) With respect to every notice or other document sent by prepaid mail, it shall be sufficient to prove that the envelope or wrapper containing the notice or other document was properly addressed and put into a post office or into a post office letter box and shall be deemed to be received by the addressee on the fifth day after mailing.

      (c) The Secretary may change or cause to be changed the recorded address of any shareholder, director, officer, auditor or member of a committee of the board in accordance with any information believed by him to be reliable.

12.02  Signature to Notices

      The signature of any director or officer of the Corporation to any notice or document to be given by the Corporation may be written, stamped, typewritten or printed or partly written, stamped, typewritten or printed.

12.03  Proof of Service

      A certificate of the Chairman of the Board (if any), the President, a Vice-President, the Secretary or the Treasurer or of any other officer of the Corporation in office at the time of the making of the certificate or of a transfer officer of any transfer agent or branch transfer agent of shares of any class of the Corporation as to the facts in relation to the mailing or delivery of any notice or other document to any shareholder, director, officer or auditor or publication of any notice or other document shall be conclusive evidence thereof and shall be binding on every shareholder, director, officer or auditor of the Corporation as the case may be.

12.04  Notice to Joint Shareholders

      All notices with respect to shares registered in more than one name shall, if more than one address appears on the records of the Corporation in respect of such joint holdings, be given to all of such joint shareholders at the first address so appearing, and notice so given shall be sufficient notice to the holders of such shares.

12.05  Computation of Time

      In computing the date when notice must be given under any provision requiring a specified number of days notice of any meeting or other event both the date of giving the notice and the date of the meeting or other event shall be excluded.

12.06  Undelivered Notices

      If any notice given to a shareholder pursuant to paragraph 12.01 is returned on three consecutive occasions because he cannot be found, the Corporation shall not be required to give any further notices to such shareholder until he informs the Corporation in writing of his new address.

12.07  Omissions and Errors

      The accidental omission to give any notice to any shareholder, director, officer, auditor or member of a committee of the board or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise found thereon.

12.08  Deceased Shareholders

      Any notice or other document delivered or sent by post or left at the address of any shareholder as the same appears in the records of the Corporation shall, notwithstanding that such shareholder be then deceased, and whether or not the Corporation has notice of his decease, be deemed to have been duly served in respect of the shares held by such shareholder (whether held solely or with any person or persons) until some other person be entered in his stead in the records of the Corporation as the holder or one of the holders thereof and such service shall for all purposes be deemed a sufficient service of such notice or document on his heirs, executors or administrators and on all persons, if any, interested with him in such shares.

12.09  Persons Entitled by Death or Operation of Law

      Every person who, by operation of law, transfer, death of a shareholder or any other means whatsoever, shall become entitled to any share, shall be bound by every notice in respect of such share which shall have been duly given to the shareholder from whom he derives his title to such share prior to his name and address being entered on the securities register (whether such notice was given before or after the happening of the event upon which he became so entitled) and prior to his furnishing to the Corporation the proof of authority or evidence of his entitlement prescribed by the Act.

12.10  Waiver of Notice

      Any shareholder (or his duly appointed proxyholder), director, officer, auditor or member of a committee of the board may at any time waive any notice, or waive or abridge the time for any notice, required to be given to him under any provision of the Act, the regulations thereunder, the articles, the by-laws or otherwise and such waiver or abridgement, whether given before or after the meeting or other event of which notice is required to be given shall cure any default in the giving or in the time of such notice, as the case may be. Any such waiver or abridgement shall be in writing except a waiver of notice of a meeting of shareholders or of the board or of a committee of the board which may be given in any manner.

                                SECTION THIRTEEN

                                 EFFECTIVE DATE

13.01 Effective Date

      This by-law shall come into force upon being passed by the board.

13.02 Repeal

      All previous by-laws of the Corporation are repealed as of the coming into force of this by-law. The repeal shall not affect, (i) the previous operation of any by-law so repealed, (ii) the validity of any act done or right, privilege, obligation or liability acquired or incurred under (iii) the validity of any contract agreement made pursuant to, (iv) the validity of any articles (as defined in the Act) or predecessor charter documents of the Corporation obtained pursuant to, any such by-law before its repeal. All officers and other persons acting under any by-law so repealed shall continue to act as if appointed under this by-law and all resolutions of the shareholders or the board or a committee with continuing effect passed under any repealed by-law shall continue to be good and valid except to the extent inconsistent with this by-law and until amended or repealed.

MADE by the board on December 19, 2005

CONFIRMED by the shareholders in accordance with the Act on [February 2, 2006.]

                                      PROXY

                        ANNUAL MEETING OF SHAREHOLDERS OF

              INTERNATIONAL URANIUM CORPORATION (THE "CORPORATION")

       TO BE HELD AT SUITE 2101, 885 WEST GEORGIA STREET, VANCOUVER, B.C.,
         CANADA, ON THURSDAY, THE 2ND DAY OF FEBRUARY, 2006 AT 10:00 AM.

The undersigned shareholder ("Registered Shareholder") of the Corporation hereby appoints, Lukas H. Lundin, the Chairman of the Board of the Corporation, or failing this person, Ron F. Hochstein, President and Chief Executive Officer of the Corporation, or failing these persons, William A. Rand, a Director of the Corporation, OR IN THE PLACE OF THE FOREGOING, ________________________________, as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the aforesaid meeting of the Registered Shareholders of the Corporation (the "Meeting") and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Corporation recorded in the name of the Registered Shareholder as specified herein.

IF ANY AMENDMENTS OR VARIATIONS TO THE MATTERS IDENTIFIED IN THE NOTICE OF MEETING ARE PROPOSED AT THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF, OR IF ANY OTHER MATTERS WHICH ARE NOT NOW KNOWN TO MANAGEMENT SHOULD PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF, THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE PERSON VOTING THE PROXY TO VOTE ON SUCH AMENDMENTS OR VARIATIONS OR SUCH OTHER MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF SUCH PERSON.

RESOLUTIONS (For full details of each item, please see the enclosed Notice of Meeting and Management Information Circular)

                                                                                 FOR  WITHHOLD
1. To reappoint PricewaterhouseCoopers LLP, Chartered Accountants, as the
   auditors of the Corporation for the ensuing year, at a remuneration to be fixed by the board of directors of the Corporation

2. To elect the directors as nominated by management of the Corporation in the accompanying Management Information Circular.
                                                                                 FOR  AGAINST
3. To confirm and approve amendments to the Corporation's By-Law No. 1

                                                                                 FOR  WITHHOLD
4. To grant the proxyholder authority to vote at his/her discretion on any other business or amendment or variation to the previous resolutions

THE UNDERSIGNED REGISTERED SHAREHOLDER HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN TO ATTEND AND VOTE AT SAID MEETING.

SIGN HERE: _____________________________________________________________

PLEASE PRINT NAME: _____________________________________________________

DATE: ___________________________________________________________________

NUMBER OF SHARES REPRESENTED BY PROXY  __________________________________

(IF THE NUMBER OF SHARES REPRESENTED BY THIS PROXY FORM IS NOT INDICATED BY THE REGISTERED SHAREHOLDER, THEN IT SHALL BE DEEMED TO REPRESENT THAT NUMBER INDICATED ON THE AFFIXED LABEL.)

                THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED

                      SEE IMPORTANT INSTRUCTIONS ON REVERSE

INSTRUCTIONS FOR COMPLETION OF PROXY

1.    THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE CORPORATION.

2. THIS FORM OF PROXY ("INSTRUMENT OF PROXY") MUST BE SIGNED BY YOU, THE REGISTERED SHAREHOLDER, OR BY YOUR ATTORNEY DULY AUTHORIZED BY YOU IN WRITING, OR, IN THE CASE OF A CORPORATION, BY A DULY AUTHORIZED OFFICER OR REPRESENTATIVE OF THE CORPORATION; AND IF EXECUTED BY AN ATTORNEY, OFFICER, OR OTHER DULY APPOINTED REPRESENTATIVE, THE ORIGINAL OR A NOTARIAL COPY OF THE INSTRUMENT SO EMPOWERING SUCH PERSON, OR SUCH OTHER DOCUMENTATION IN SUPPORT AS SHALL BE ACCEPTABLE TO THE CHAIRMAN OF THE MEETING, MUST ACCOMPANY THE INSTRUMENT OF PROXY.

3. IF THIS INSTRUMENT OF PROXY IS NOT DATED in the space provided, it is deemed to bear the date on which it is mailed.

4. A REGISTERED SHAREHOLDER WHO WISHES TO ATTEND THE MEETING AND VOTE ON THE RESOLUTIONS IN PERSON, may simply register with the scrutineers before the Meeting begins.

5. A REGISTERED SHAREHOLDER WHO IS NOT ABLE TO ATTEND THE MEETING OR ANY ADJOURNMENT THEREOF IN PERSON BUT WISHES TO VOTE ON THE RESOLUTIONS, may do the following:

      (a) APPOINT ONE OF THE MANAGEMENT PROXYHOLDERS named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote the resolution as if the Registered Shareholder had specified an affirmative vote; OR

      (b) APPOINT ANOTHER PROXYHOLDER, WHO NEED NOT BE A REGISTERED SHAREHOLDER OF THE CORPORATION, TO VOTE ACCORDING TO THE REGISTERED SHAREHOLDER'S INSTRUCTIONS, BY STRIKING OUT THE MANAGEMENT PROXYHOLDER NAMES SHOWN AND INSERTING THE NAME OF THE PERSON YOU WISH TO REPRESENT YOU AT THE MEETING IN THE SPACE PROVIDED FOR AN ALTERNATE PROXYHOLDER. IF NO CHOICE IS SPECIFIED, THE PROXYHOLDER HAS DISCRETIONARY AUTHORITY TO VOTE AS THE PROXYHOLDER SEES FIT.

6. THE SECURITIES REPRESENTED BY THIS INSTRUMENT OF PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE REGISTERED SHAREHOLDER ON ANY POLL of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. IN RESPECT OF PROXIES IN WHICH THE SHAREHOLDERS HAVE NOT SPECIFIED THAT THE PROXY NOMINEES ARE REQUIRED TO VOTE OR WITHHOLD FROM VOTING IN RESPECT OF THE MATTERS IDENTIFIED IN THE NOTICE OF MEETING ACCOMPANYING THIS PROXY, THE SHARES REPRESENTED BY PROXIES IN FAVOUR OF MANAGEMENT NOMINEES WILL BE VOTED IN FAVOUR OF SUCH MATTERS. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

TO BE REPRESENTED AT THE MEETING, THIS PROXY FORM MUST BE RECEIVED AT THE OFFICE OF COMPUTERSHARE TRUST COMPANY OF CANADA BY MAIL OR BY FAX NO LATER THAN FORTY EIGHT (48) HOURS (EXCLUDING SATURDAYS, SUNDAYS AND HOLIDAYS) PRIOR TO THE TIME OF THE MEETING, OR ADJOURNMENT THEREOF OR MAY BE ACCEPTED BY THE CHAIRMAN OF THE MEETING PRIOR TO THE COMMENCEMENT OF THE MEETING. THE MAILING ADDRESS IS:

                      COMPUTERSHARE TRUST COMPANY OF CANADA
                  PROXY DEPT., 100 UNIVERSITY AVENUE, 9TH FLOOR
                            TORONTO, ONTARIO M5J 2Y1
            FAX: WITHIN NORTH AMERICA: 1-866-249-7775 - OUTSIDE NORTH
                             AMERICA: (416) 263-9524

                       INTERNATIONAL URANIUM CORPORATION
                                 (the "Company")

                    REQUEST FOR INTERIM FINANCIAL STATEMENTS

In accordance with National Instrument 54-102 of the Canadian Securities Administrators, registered and beneficial shareholders of the Company may elect annually to receive interim corporate mailings, including interim financial statements of the Company, if they so request. If you wish to receive such mailings, please complete and return this form to:

                      COMPUTERSHARE TRUST COMPANY OF CANADA
                              100 UNIVERSITY AVENUE
                                    9TH FLOOR
                                   TORONTO, ON
                                     M5J 2Y1

NAME:     __________________________________________________________________

ADDRESS:  __________________________________________________________________

          __________________________________________________________________

POSTAL CODE: ____________________

I confirm that I am the BENEFICIAL owner of ___________ shares of the Company.
                                             (Common)

SIGNATURE OF
SHAREHOLDER: _________________________________  DATE: ______________________

CUSIP: 46052H-10-2

SCRIP COMPANY CODE: IUCQ

                        INTERNATIONAL URANIUM CORPORATION
                                 (THE "COMPANY")

                    REQUEST FOR INTERIM FINANCIAL STATEMENTS

In accordance with National Instrument 54-102 of the Canadian Securities Administrators, registered and beneficial shareholders of the Company may elect annually to receive interim corporate mailings, including interim financial statements of the Company, if they so request. If you wish to receive such mailings, please complete and return this form to:

                      COMPUTERSHARE TRUST COMPANY OF CANADA
                              100 UNIVERSITY AVENUE
                                    9TH FLOOR
                                   TORONTO, ON
                                     M5J 2Y1

NAME:     __________________________________________________________________

ADDRESS:  __________________________________________________________________

          __________________________________________________________________

POSTAL CODE: ____________________

I confirm that I am the REGISTERED owner of _____________ shares of the Company.
                                             (Common)

SIGNATURE OF
SHAREHOLDER: _________________________________  DATE: ______________________

CUSIP: 46052H-10-2

SCRIP COMPANY CODE: IUCQ